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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21558

                        Pioneer Short Term Income Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  August 31


Date of reporting period:  September 1, 2009 through August 31, 2010


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.


Pioneer Short Term
Income Fund
--------------------------------------------------------------------------------
Annual Report | August 31, 2010
--------------------------------------------------------------------------------

Ticker Symbols:
Class A   STABX
Class B   STBBX
Class C   PSHCX
Class Y   PSHYX

[LOGO] PIONEER
       Investments(R)
                        visit us: pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                          2
Portfolio Management Discussion                                                4
Portfolio Summary                                                              8
Prices and Distributions                                                       9
Performance Update                                                            10
Comparing Ongoing Fund Expenses                                               14
Schedule of Investments                                                       16
Financial Statements                                                          42
Notes to Financial Statements                                                 50
Report of Independent Registered Public Accounting Firm                       60
Trustees, Officers and Service Providers                                      62


                  Pioneer Short Term Income Fund | Annual Report | 8/31/10     1

President's Letter

Dear Shareowner,

Stock and bond markets around the globe have begun to recover over the past year from one of their most tumultuous periods in history. This is a welcome relief, and we are generally optimistic about the prospects for the economy going forward. Still, challenges remain. Unemployment is high; consumer demand and loan growth are weak; and housing has not returned to normal.

At Pioneer, we have long advocated the benefits of investing for the long term. This strategy has generally performed well for many investors. Those who remained invested in the market during the downturn have most likely seen their portfolios start to recover over the past year, as the Dow Jones Industrial Average climbed back from the depressed levels we saw in early 2009. Many bond investors have similarly seen a strong rebound, with a broad-based recovery occurring across many different fixed-income asset classes. The riskiest asset classes, such as high-yield bonds, outperformed other fixed-income asset classes during most of 2009.

At Pioneer, we are not changing the approach to investing that we have used for more than 80 years. We remain focused on company fundamentals and risk management. Our investment process is based on careful research into individual companies, quantitative analysis, and active portfolio management. This three-pillared process, which we apply to each of our portfolios, is supported by an integrated team approach and is designed to carefully balance risk and reward. While we see potential opportunities for making money in many corners of the markets around the globe, it takes research and experience to separate solid investment opportunities from speculation.

Following this difficult period, many investors are rethinking their approach to investing and risk management. Some are questioning whether the basic investment principles they were taught in the past are still useful in today's markets. Complicating matters is that financial markets remain unpredictable. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs. There is no single best strategy that works for every investor.


2     Pioneer Short Term Income Fund | Annual Report | 8/31/10

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at www.pioneerinvestments.com. We greatly appreciate your trust in us and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


                  Pioneer Short Term Income Fund | Annual Report | 8/31/10     3

Portfolio Management Discussion | 8/31/10

In the following interview, portfolio managers Richard Schlanger and Charles Melchreit discuss the factors that influenced Pioneer Short Term Income Fund's performance over the 12-month period ended August 31, 2010.

Q Can you describe the market environment for fixed-income investors over the 12-month period ended August 31, 2010?

A As the period opened in September of 2009, the credit markets continued to show signs of stabilizing. The improved sentiment was supported by ongoing signs of economic recovery, albeit a recovery aided by a number of government stimulus programs. The fourth quarter of 2009 saw U.S. gross domestic product (GDP) growth come in at a robust 5.7%. Optimism over renewed overall growth was tempered, however, by weak employment data, as hiring remained low and unemployment hovered near 10%.

   Entering 2010, the markets were roiled by a series of concerns. The prospect of defaults on debt instruments issued by Dubai and Greece triggered worries over sovereign debt in the eurozone. The sovereign debt concerns soon spread across much of southern Europe, and in April 2010 both Greece and Spain lost their AAA debt ratings. In addition, signs of slowing growth in China raised concerns about the sustainability of the global economic recovery, while weaker-than-hoped-for economic data in the U.S. led to fear of a "double-dip" recession. The result was a jittery market characterized by sporadic flights into Treasury bonds as investors reacted defensively to even mixed economic news.

   Given concerns over unemployment and moderate inflation, the Federal Reserve Board (the Fed) kept the target for its benchmark short-term interest rate at between 0% and 0.25% for the entire 12-month period. With short-term rates anchored by the Fed, the trend shifted towards a flattening of the Treasury yield curve in the one- to five-year range, as investors sought incremental yield. The two-year Treasury yield fell by 50 basis points (0.50%), from 0.97% to 0.47%, while the five-year yield fell 106 basis points (1.06%), from 2.39% to 1.33%.

   Despite an uncertain backdrop, the overall trend for credit-sensitive sectors was upward over the full 12 months ended August 31, 2010. For the full period, credit spreads (the incremental yields offered by lower-quality versus higher-quality fixed-income instruments) narrowed as investors sought incremental yield in a low-rate environment.


4     Pioneer Short Term Income Fund | Annual Report | 8/31/10

Q How did the Fund perform in that environment over the 12 months ended August 31, 2010?

A The Fund's Class A shares had a total return of 7.19% at net asset value over the 12 months ended August 31, 2010, while the Fund's benchmark, the Barclays Capital One- to Three-Year Government/Credit Index, returned
   3.40%. Over the same 12-month period, the average return of the 248 mutual funds in Lipper's Short Investment-Grade Debt Funds category was 5.40%. As of August 31, 2010, the Fund's 30-day SEC yield was 1.99%. The total return and SEC yield numbers are for Class A shares and do not include the impact of any sales charge paid.

Q Can you review the Fund's principal investment strategies and what affect they had on performance during the 12 months ended August 31, 2010?

A We continued to follow a disciplined investment process based on identifying relative value among fixed-income sectors and carefully evaluating the risk/reward profile of individual issues. The Fund's largest exposure in terms of sector weighting during the period was in mortgage-related issues. Within mortgage-related securities, we trimmed the Fund's holdings of issues that benefited from government efforts to enhance market liquidity, such as those backed by Ginnie Mae, Fannie Mae and Freddie Mac, in anticipation of the Fed's removing its support for those instruments. In turn, we purchased non-agency collateralized mortgage obligations that we believed were attractively valued. We also maintained significant exposure in the Fund's portfolio to commercial mortgage-backed securities and asset-backed securities (such as issues backed by home equity loans). All of those sectors outperformed agency pass-through securities over the 12 months ended August 31, 2010.

   Over the 12-month period we made significant purchases of new corporate debt issues in order to take advantage of the higher yields being offered in that space, compared with issues traded in the secondary market. Within corporates, we took the portfolio's credit quality slightly downward early in the period on signs that the economic backdrop was improving, adding to the Fund's holdings of bonds rated BBB and BB. That worked out well for the Fund as credit spreads narrowed for much of the 12 months ended August 31, 2010. With respect to industry sectors, the Fund had significantly overweight exposure to financials for much of the period; financials outperformed the broader corporate market as bank profits were supported by a steep yield curve. Late in the 12-month period, we trimmed the Fund's lower-rated corporate exposure as valuations became less attractive relative to other areas of the bond market, investing the proceeds principally in government agency-backed issues. We also reduced the Fund's overweight to corporate financial issues as the yield curve flattened.


                  Pioneer Short Term Income Fund | Annual Report | 8/31/10     5

   The Fund had very little exposure to U.S. Treasury issues, reflecting our view that Treasuries, while viewed by many investors as a safe haven, have not been valued attractively versus credit-sensitive sectors given their negative real yields. That move helped the Fund's performance, as shorter-term Treasuries underperformed their credit sector counterparts in an environment of narrowing credit spreads.

   At the end of the period on August 31, 2010, mortgage-related and asset-backed securities accounted for 47% of Fund assets. The Fund's corporate holdings represented 26% of assets at August 31, 2010, while U.S. Treasury and Agency issues represented 20% of assets. The remaining roughly 7% of Fund assets was held in cash in the form of overnight repurchase agreements.

   The Fund's overall duration (a standard measure of price sensitivity to changes in market interest rates) at August 31, 2010, was 1.4 years, compared with 1.9 years for the Barclays Capital One- to Three-Year Government/
   Credit Index. The Fund's lower overall duration was a modest constraint on performance returns during a period of falling rates. The Fund's yield curve positioning, however, more than made up for the duration lag, as the Fund had significant exposure to issues in the five-year range, which outperformed the two-year area of the yield curve in the falling rate environment.

Q  What is your assessment of the current climate for fixed-income investing?

A Given the weak global backdrop, high unemployment rate and moderate inflation, we expect the Fed to leave short-term rates near zero for some time going forward. As a short-term fund, we typically focus holdings on issues with maturities ranging from overnight commercial paper to the five-year range. With the yield curve from zero- to five-years still relatively steep, we expect for now to maintain the Fund's somewhat "barbelled" positioning, with substantial exposure to five-year issues balanced by a position in short-term paper. That posture helps position the Fund to garner the incremental income available out on the yield curve while maintaining an overall duration and interest rate sensitivity that is consistent with the Fund's guidelines. In addition, by minimizing exposure to issues in the two-to-three year range of the yield curve, the Fund would be positioned to protect against any upside surprise in economic growth numbers that could lead to market speculation that the Fed will have its hand on interest rates forced by inflation fears.

   In addition to Fed policy, we will be monitoring the impact on the markets of the upcoming mid-term election cycle, in particular the debate with respect to taxation levels. At the same time, as we take note of macroeconomic factors with the potential to affect the markets, we will remain principally focused on adding value to the Fund through individual security selection. While the yield advantage provided by corporate issues has narrowed, we continue to see opportunities there to add yield to the Fund in a


6     Pioneer Short Term Income Fund | Annual Report | 8/31/10
   low rate environment. We will be monitoring the companies in the Fund's portfolio closely and focusing strongly on making sure that the Fund is getting paid for any credit risk it assumes.

   As always, we will seek to provide a high level of current income while reducing the impact of interest rate changes on the Fund's share price. We believe our focus on income and relative share price stability continues to make the Fund an attractive investment for appropriate investors in the current, low-interest-rate environment.

Please refer to the Schedule of Investments on pages 16-41 for a full listing of Fund securities.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise. Investments in the Fund are subject to possible loss due to the financial failure of the issuers of the underlying securities and their inability to meet their debt obligations. These risks may increase share price volatility. Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates. The securities issued by U.S. government sponsored entities (i.e. Fannie Mae, Freddie Mac) are neither guaranteed nor issued by the U.S. government. The portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Past performance is not a guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes.


                  Pioneer Short Term Income Fund | Annual Report | 8/31/10     7

Portfolio Summary | 8/31/10

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Government Securities              29.2%
U.S. Corporate Bonds                    23.9%
Collateralized Mortgage Obligations     23.8%
Asset Backed Securities                 12.3%
Temporary Cash Investments               8.4%
Senior Floating Rate Loans               1.7%
Municipal Bonds                          0.5%
Foreign Government Bonds                 0.1%
Convertible Corporate Bonds              0.1%


Portfolio Quality
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio; based on S&P ratings)


[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

A                                        8.7%
AA                                       7.7%
AAA                                      0.8%
B & Lower                                3.2%
BB                                       3.4%
BBB                                     12.7%
Commercial Paper                         6.9%
Treasury/Agency                         56.6%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)*

 1.  U.S. Treasury Notes, 1.0%, 7/31/11                                     6.41%
--------------------------------------------------------------------------------
 2.  U.S. Treasury Notes, 2.5%, 4/30/15                                     5.68
--------------------------------------------------------------------------------
 3.  U.S. Treasury Notes, 0.875%, 5/31/11                                   2.80
--------------------------------------------------------------------------------
 4.  Fannie Mae Grantor Trust, Floating Rate Note, 10/25/40                 2.11
--------------------------------------------------------------------------------
 5.  U.S. Treasury Notes, 1.875%, 6/15/12                                   2.04
--------------------------------------------------------------------------------
 6.  Residential Accreditation Loans, Inc., 5.0%, 8/25/18                   1.63
--------------------------------------------------------------------------------
 7.  U.S. Treasury Notes, 1.5%, 7/15/12                                     1.62
--------------------------------------------------------------------------------
 8.  New Century Home Equity Loan 2005-4 A2B, Floating Rate Note, 9/25/35   1.37
--------------------------------------------------------------------------------
 9.  Fannie Mae, 5.0%, 5/15/29                                              1.26
--------------------------------------------------------------------------------
10.  Government National Mortgage Association, 2.351%, 6/16/50              1.02
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.


8     Pioneer Short Term Income Fund | Annual Report | 8/31/10

Prices and Distributions | 8/31/10

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     Class                     8/31/10                      8/31/09
--------------------------------------------------------------------------------
       A                        $9.75                        $9.40
--------------------------------------------------------------------------------
       B                        $9.75                        $9.39
--------------------------------------------------------------------------------
       C                        $9.73                        $9.38
--------------------------------------------------------------------------------
       Y                        $9.74                        $9.38
--------------------------------------------------------------------------------

Distributions per Share: 9/1/09-8/31/10
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                Net Investment           Short-Term        Long-Term
      Class          Income             Capital Gains     Capital Gains
--------------------------------------------------------------------------------
       A            $0.3160                 $ --              $ --
--------------------------------------------------------------------------------
       B            $0.2298                 $ --              $ --
--------------------------------------------------------------------------------
       C            $0.2361                 $ --              $ --
--------------------------------------------------------------------------------
       Y            $0.3453                 $ --              $ --
--------------------------------------------------------------------------------


                  Pioneer Short Term Income Fund | Annual Report | 8/31/10     9

Performance Update | 8/31/10                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Short Term Income Fund at public offering price, compared to that of the Barclays Capital One- to Three-Year Government/Credit Index.

Average Annual Total Returns
(As of August 31, 2010)
--------------------------------------------------------------------------------
                                          Net Asset        Public Offering
Period                                    Value (NAV)      Price (POP)
--------------------------------------------------------------------------------
Life-of-Class
(7/8/04)                                  3.60%            3.17%
5 Years                                   4.05             3.53
1 Year                                    7.19             4.52
--------------------------------------------------------------------------------
Expense Ratio
(Per prospectus dated December 31, 2009)
--------------------------------------------------------------------------------
                                          Gross            Net
--------------------------------------------------------------------------------
                                          1.15%            0.90%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                                Barclays Capital
                      Pioneer Short Term       One- to Three-Year
                         Income Fund         Government/Credit Index
                         -----------         -----------------------
7/04                         9,745                    10,000
8/04                         9,805                    10,078
8/05                         9,933                    10,218
8/06                        10,170                    10,534
8/07                        10,645                    11,104
8/08                        10,877                    11,754
8/09                        11,301                    12,361
8/10                        12,114                    12,781

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

POP returns reflect deduction of maximum 2.50% sales charge. NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 1/1/12 for Class A shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Barclays Capital One- to Three-Year Government/Credit Index measures the performance of the short-term (1 to 3 years) government and investment-grade corporate bond markets. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.


10     Pioneer Short Term Income Fund | Annual Report | 8/31/10

Performance Update | 8/31/10                                      Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Short Term Income Fund, compared to that of the Barclays Capital One- to Three-Year Government/Credit Index.

Average Annual Total Returns
(As of August 31, 2010)
--------------------------------------------------------------------------------
                                          If           If
Period                                    Held         Redeemed
--------------------------------------------------------------------------------
Life-of-Class
(7/8/04)                                  2.70%        2.70%
5 Years                                   3.14         3.14
1 Year                                    6.35         4.35
--------------------------------------------------------------------------------
Expense Ratio
(Per prospectus dated December 31, 2009)
--------------------------------------------------------------------------------
                                          Gross        Net
--------------------------------------------------------------------------------
                                          1.95%        1.80%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                                Barclays Capital
                      Pioneer Short Term       One- to Three-Year
                         Income Fund         Government/Credit Index
                         -----------         -----------------------
7/04                        10,000                       10,000
8/04                        10,052                       10,078
8/05                        10,108                       10,218
8/06                        10,265                       10,534
8/07                        10,639                       11,104
8/08                        10,762                       11,754
8/09                        11,092                       12,361
8/10                        11,796                       12,781

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class B shares reflect the deduction of the maximum applicable contingent deferred sales charge (CDSC). The maximum CDSC is 2.0% and declines over three years.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 1/1/11 for Class B shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Barclays Capital One- to Three-Year Government/Credit Index measures the performance of the short-term (1 to 3 years) government and investment-grade corporate bond markets. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.


                 Pioneer Short Term Income Fund | Annual Report | 8/31/10     11

Performance Update | 8/31/10                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Short Term Income Fund, compared to that of the Barclays Capital One- to Three-Year Government/Credit Index.

Average Annual Total Returns
(As of August 31, 2010)
--------------------------------------------------------------------------------
                                          If           If
Period                                    Held         Redeemed
--------------------------------------------------------------------------------

Life-of-Class
(7/8/04)                                  2.75%        2.75%
5 Years                                   3.18         3.18
1 Year                                    6.32         6.32
--------------------------------------------------------------------------------
Expense Ratio
(Per prospectus dated December 31, 2009)
--------------------------------------------------------------------------------
                                          Gross        Net
--------------------------------------------------------------------------------
                                          1.79%        1.79%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                                Barclays Capital
                      Pioneer Short Term       One- to Three-Year
                         Income Fund         Government/Credit Index
                         -----------         -----------------------
7/04                        10,000                    10,000
8/04                        10,052                    10,078
8/05                        10,111                    10,218
8/06                        10,260                    10,534
8/07                        10,648                    11,104
8/08                        10,781                    11,754
8/09                        11,121                    12,361
8/10                        11,823                    12,781

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 1/1/11 for Class C shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Barclays Capital One- to Three-Year Government/Credit Index measures the performance of the short-term (1 to 3 years) government and investment-grade corporate bond markets. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.


12     Pioneer Short Term Income Fund | Annual Report | 8/31/10

Performance Update | 8/31/10                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Pioneer Short Term Income Fund, compared to that of the Barclays Capital One- to Three-Year Government/Credit Index.

Average Annual Total Returns
(As of August 31, 2010)
--------------------------------------------------------------------------------
                                          If           If
Period                                    Held         Redeemed
--------------------------------------------------------------------------------
Life-of-Class
(7/8/04)                                  3.94%        3.94%
5 Years                                   4.36         4.36
1 Year                                    7.64         7.64
--------------------------------------------------------------------------------
Expense Ratio
(Per prospectus dated December 31, 2009)
--------------------------------------------------------------------------------
                                          Gross        Net
--------------------------------------------------------------------------------
                                          0.63%        0.63%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5,000,000 Investment


                                                Barclays Capital
                      Pioneer Short Term       One- to Three-Year
                         Income Fund         Government/Credit Index
                         -----------         -----------------------
7/04                        5,000,000                   5,000,000
8/04                        5,031,883                   5,039,143
8/05                        5,125,561                   5,109,065
8/06                        5,265,685                   5,266,787
8/07                        5,527,035                   5,552,160
8/08                        5,662,589                   5,876,896
8/09                        5,895,518                   6,180,639
8/10                        6,345,978                   6,390,515

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 1/1/11 for Class Y shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Barclays Capital One- to Three-Year Government/Credit Index measures the performance of the short-term (1 to 3 years) government and investment-grade corporate bond markets. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.


                 Pioneer Short Term Income Fund | Annual Report | 8/31/10     13

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000
   Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Short Term Income Fund

Based on actual returns from March 1, 2010 through August 31, 2010.

-------------------------------------------------------------------------------------
Share Class                     A               B               C               Y
-------------------------------------------------------------------------------------
Beginning Account           $1,000.00       $1,000.00       $1,000.00       $1,000.00
Value on 3/1/10
-------------------------------------------------------------------------------------
Ending Account Value        $1,028.89       $1,024.27       $1,024.77       $1,030.54
on 8/31/10
-------------------------------------------------------------------------------------
Expenses Paid               $    4.60       $    9.18       $    8.68       $    2.92
During Period*
-------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.90%, 1.80%, 1.70%, and 0.57% for Class A, Class B, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).


14     Pioneer Short Term Income Fund | Annual Report | 8/31/10

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Short Term Income Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from March 1, 2010 through August 31, 2010.

-------------------------------------------------------------------------------------
Share Class                     A               B               C               Y
-------------------------------------------------------------------------------------
Beginning Account           $1,000.00       $1,000.00       $1,000.00       $1,000.00
Value on 3/1/10
-------------------------------------------------------------------------------------
Ending Account Value        $1,020.67       $1,016.13       $1,016.64       $1,022.33
on 8/31/10
-------------------------------------------------------------------------------------
Expenses Paid               $    4.58       $    9.15       $    8.64       $    2.91
During Period*
-------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.90%, 1.80%, 1.70%, and 0.57% for Class A, Class B, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).


                 Pioneer Short Term Income Fund | Annual Report | 8/31/10     15

Schedule of Investments | 8/31/10


               Floating      S&P/Moody's
Principal      Rate (d)      Ratings
Amount ($)     (unaudited)   (unaudited)                                                     Value
                                             CONVERTIBLE CORPORATE BOND -- 0.1%
                                             BANKS -- 0.1%
                                             Regional Banks -- 0.1%
  140,000                            A/A3    National City Corp., 4.0%, 2/1/11               $    141,575
---------------------------------------------------------------------------------------------------------
                                             TOTAL CONVERTIBLE CORPORATE BOND
                                             (Cost $140,374)                                 $    141,575
---------------------------------------------------------------------------------------------------------
                                             ASSET BACKED SECURITIES -- 12.4%
                                             MATERIALS -- 0.9%
                                             Aluminum -- 0.4%
  731,740      0.89               AAA/Aaa    Bayview Financial Acquisition,
                                             Floating Rate Note, 5/28/44                     $    654,581
  371,484      0.62               AAA/Aaa    Bayview Financial Acquisition,
                                             Floating Rate Note, 8/28/44                          340,104
                                                                                             ------------
                                                                                             $    994,685
---------------------------------------------------------------------------------------------------------
                                             Steel -- 0.5%
  295,099      0.46               AAA/Aaa    Ameriquest Mortgage Securities,
                                             Floating Rate Note, 5/25/35                     $    289,036
  266,517      0.46               AAA/Aaa    Ameriquest Mortgage Securities,
                                             Floating Rate Note, 8/25/35                          254,490
  990,096      0.73               AA+/Aa3    Nomura Home Equity Loan, Inc.,
                                             Floating Rate Note, 5/25/35                          956,559
    6,889      0.38               AAA/Aaa    Nomura Home Equity Trust, Inc.,
                                             Floating Rate Note, 3/25/36                            6,882
                                                                                             ------------
                                                                                             $  1,506,967
                                                                                             ------------
                                             Total Materials                                 $  2,501,652
---------------------------------------------------------------------------------------------------------
                                             CONSUMER SERVICES -- 0.3%
                                             Restaurants -- 0.3%
  250,000                        BB+/Baa3    Dunkin Brands Master Finance LLC,
                                             5.779%, 6/20/31                                 $    247,948
  685,000                         BB-/Ba3    Dunkin Brands Master Finance LLC,
                                             8.28%, 6/20/31 (144A)                                637,797
                                                                                             ------------
                                                                                             $    885,745
                                                                                             ------------
                                             Total Consumer Services                         $    885,745
---------------------------------------------------------------------------------------------------------
                                             FOOD & DRUG RETAILING -- 0.1%
                                             Food Retail -- 0.1%
  215,000                       BBB-/Baa3    Dominos Pizza Master Issuer LLC,
                                             5.261%, 4/25/37                                 $    209,051
  200,000                          BB/Aaa    Dominos Pizza Master Issuer LLC,
                                             7.629%, 4/25/37                                      178,522
                                                                                             ------------
                                                                                             $    387,573
                                                                                             ------------
                                             Total Food & Drug Retailing                     $    387,573
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


16     Pioneer Short Term Income Fund | Annual Report | 8/31/10

               Floating      S&P/Moody's
Principal      Rate (d)      Ratings
Amount ($)     (unaudited)   (unaudited)                                                     Value
                                             BANKS -- 3.8%
                                             Diversified Banks -- 0.0%
   35,427      0.35               AAA/Aa1    Wells Fargo Home Equity, Floating Rate
                                             Note, 4/25/37                                   $     34,367
---------------------------------------------------------------------------------------------------------
                                             Thrifts & Mortgage Finance -- 3.8%
  162,302      0.51                A+/Aa1    ACE 2005-HE7 A2C, Floating Rate Note,
                                             11/25/35                                        $    160,908
  232,088      0.39                AA/Aa2    ACE Securities Corp., Floating Rate Note,
                                             5/25/36                                              231,140
  683,280                          AA/Aa2    Bear Stearns Asset Backed Securities,
                                             0.8271%, 6/25/35                                     641,952
  268,310      0.37                 AA/A1    Bear Stearns Asset Backed Securities,
                                             Floating Rate Note, 12/25/36                         260,198
  584,500      4.89               AAA/Aaa    Bear Stearns Asset Backed Securities,
                                             Inc., Floating Rate Note, 6/25/43                    535,517
  266,889      0.41               AAA/Aaa    Bear Stearns Asset Backed Securities,
                                             Inc., Floating Rate Note, 8/25/36                    265,607
  347,228      0.31              AAA/Baa1    Carrington Mortgage Loan Trust, Floating
                                             Rate Note, 1/25/37                                   330,545
  353,291      0.49               AAA/Aa1    Carrington Mortgage Loan Trust, Floating
                                             Rate Note, 12/25/35                                  346,744
  197,076      0.67               AA+/Aa1    Citigroup Mortgage Loan Trust, Floating
                                             Rate Note, 7/25/35                                   188,750
   78,594      0.31              AAA/Baa2    Countrywide Asset Backed Certificates,
                                             Floating Rate Note, 5/25/47                           78,065
  358,505      0.80               B-/Baa2    Countrywide Asset Backed Certificates,
                                             Floating Rate Note, 4/25/32                          168,419
1,226,306      0.77                A+/Ba2    Countrywide Asset-Backed Certificates,
                                             Floating Rate Note, 5/25/29                        1,135,327
  330,000      0.63              AAA/Baa2    Countrywide Asset-Backed Certificates,
                                             Floating Rate Note, 1/25/36                          296,629
  580,529      0.31                 A/Ba1    Countrywide Asset-Backed Certificates,
                                             Floating Rate Note, 7/25/37                          561,431
  270,492      0.28               AAA/Ba2    Countrywide Asset-Backed Certificates,
                                             Floating Rate Note, 12/25/35                         265,775
  319,899      5.56                AAA/A2    CRMSI 2006-2 A3, Floating Rate Note,
                                             9/25/36                                              323,103
  239,000      5.68                B+/Ba1    CWL 2006-15 A2, Floating Rate Note,
                                             10/25/46                                             227,702
  350,000      0.79                AA+/A1    GSAA Trust, Floating Rate Note, 6/25/35              326,070
  112,702      0.66                  A/A2    GSAMP Trust, Floating Rate Note, 3/25/35             108,148
   58,741      0.60               AAA/Aaa    GSAMP, Trust Floating Rate Note, 8/25/36              57,121
  631,199                          A+/Ba3    HEMT 2004-6 M2, 5.321%, 4/25/35                      432,256
  637,496                         AAA/Aaa    LEAF II Receivables, 3.45%, 11/20/12                 635,775
  466,215                         BB/Baa3    Local Insight Media Finance LLC,
                                             5.88%, 10/23/37                                      223,783

The accompanying notes are an integral part of these financial statements.


                 Pioneer Short Term Income Fund | Annual Report | 8/31/10     17

               Floating      S&P/Moody's
Principal      Rate (d)      Ratings
Amount ($)     (unaudited)   (unaudited)                                                     Value
                                             Thrifts & Mortgage Finance -- (continued)
   54,856      0.27                AAA/A1    Morgan Stanley ABS Capital, Inc., Floating
                                             Rate Note, 10/25/36                             $     54,726
  466,885      0.38                 A/Aa3    Option One Mortgage Loan Trust, Floating
                                             Rate Note, 2/25/38                                   455,298
   27,806      0.32             BBB+/Baa2    Option One Mortgage Trust, Floating Rate
                                             Note, 5/25/37                                         26,755
  190,751      0.71               AA+/Aaa    Ownit Mortgage Loan Asset Back, Floating
                                             Rate Note, 3/25/36                                   190,313
  761,886                          AA/Aa2    Popular ABS Mortgage Pass Through Trust,
                                             5.181%, 9/25/34                                      600,168
  541,125      0.58               AAA/Aaa    RAAC Series, Floating Rate Note, 6/25/35             527,426
  240,000      0.67                AA+/A3    RASC 2005-KS7 M1, Floating Rate Note,
                                             8/25/35                                              197,729
  159,562      0.28               AA+/Aaa    SASC 2006-BC2 A2, Floating Rate Note,
                                             9/25/36                                              155,459
  116,968      1.21               BBB/Aa2    SAST 2002-1 M1, Floating Rate Note,
                                             1/25/32                                               67,599
  228,241      0.29                AAA/A2    Soundview Home Equity Loan, Floating
                                             Rate Note, 8/25/37                                   226,519
                                                                                             ------------
                                                                                             $ 10,302,957
                                                                                             ------------
                                             Total Banks                                     $ 10,337,324
---------------------------------------------------------------------------------------------------------
                                             DIVERSIFIED FINANCIALS -- 3.7%
                                             Asset Management & Custody Banks -- 0.3%
  191,032                          NR/Aaa    Freddie Mac Reference, 4.75%, 7/15/15           $    193,178
  568,807      0.65                BB+/B3    SPSAC 1998-1 A1, Floating Rate Note,
                                             3/25/28                                              330,119
                                                                                             ------------
                                                                                             $    523,297
---------------------------------------------------------------------------------------------------------
                                             Consumer Finance -- 0.5%
  289,623                         AA/Baa1    RFMS2 2003-HI1 M1, 5.27%, 4/25/28               $    246,290
1,156,886      0.49                AA+/A3    Specialty Underwriting & Residual,
                                             Floating Rate Note, 9/25/36                        1,133,426
                                                                                             ------------
                                                                                             $  1,379,716
---------------------------------------------------------------------------------------------------------
                                             Diversified Financial Services -- 0.3%
   58,048                           A/Aaa    Asset Backed Securities Corp.,
                                             1.93838%, 8/15/32                               $     58,057
  159,044                           AA/NR    DT Auto Owner Trust, 5.92%, 10/15/15                 159,647
  250,000                           AA/A1    Home Equity Asset Trust,
                                             0.76875%, 8/25/35                                    237,937
  461,154      0.33               AAA/Aaa    JP Morgan Mortgage Acquisition, Floating
                                             Rate Note, 8/25/36                                   460,115
                                                                                             ------------
                                                                                             $    915,756
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


18     Pioneer Short Term Income Fund | Annual Report | 8/31/10

               Floating      S&P/Moody's
Principal      Rate (d)      Ratings
Amount ($)     (unaudited)   (unaudited)                                                     Value
                                             Specialized Finance -- 2.6%
  706,777      0.59               AAA/Aaa    Aegis Asset Backed Securities, Floating
                                             Rate Note, 9/25/34                              $    638,700
  630,241      0.53                AA+/A1    Aegis Asset Backed Securities, Floating
                                             Rate Note, 3/25/12                                   557,841
1,020,274                         AAA/Aaa    Conseco Finance, Inc., 7.05%, 4/15/32              1,080,756
  207,951      6.69               AAA/Aaa    Conseco Finance, Inc., Floating Rate Note,
                                             11/15/32                                             212,056
  620,175      5.32               NR/Baa1    Irwin Home Equity Corp., Floating Rate
                                             Note, 6/25/35                                        601,877
   69,814                         AA+/Aa1    Master Asset Backed Security Trust,
                                             0.67375%, 5/25/35                                     67,195
  122,670      0.61               AAA/Aaa    New Century Home Equity Loan, Floating
                                             Rate Note, 3/25/35                                   116,356
3,587,380      0.53               AAA/Aa2    New Century Home Equity Loan Trust,
                                             Floating Rate Note, 9/25/35                        3,451,418
  380,000      0.63               AAA/Aaa    SLMA 2004-10 A6B, Floating Rate Note,
                                             4/27/26                                              379,240
                                                                                             ------------
                                                                                             $  7,105,439
                                                                                             ------------
                                             Total Diversified Financials                    $  9,924,208
---------------------------------------------------------------------------------------------------------
                                             GOVERNMENT -- 3.6%
  473,604                         AAA/Aaa    Fannie Mae Benchmark Remic,
                                             5.45%, 12/25/20                                 $    516,772
  435,000                           NR/NR    Fannie Mae Grantor Trust,
                                             5.503%, 9/25/11                                      455,226
1,640,159      4.48               AAA/Aaa    Fannie Mae Grantor Trust, Floating Rate
                                             Note, 7/25/43                                      1,743,871
5,123,781      4.54                NR/Aa1    Fannie Mae Grantor Trust, Floating Rate
                                             Note, 10/25/40                                     5,295,007
1,734,739      6.00               AAA/Aaa    Fannie Mae Whole Loan, Floating Rate
                                             Note, 7/25/42                                      1,754,515
                                                                                             ------------
                                                                                             $  9,765,391
                                                                                             ------------
                                             Total Government                                $  9,765,391
---------------------------------------------------------------------------------------------------------
                                             TOTAL ASSET BACKED SECURITIES
                                             (Cost $34,775,232)                              $ 33,801,893
---------------------------------------------------------------------------------------------------------
                                             COLLATERALIZED MORTGAGE
                                             OBLIGATIONS -- 24.1%
                                             BANKS -- 10.5%
                                             Thrifts & Mortgage Finance -- 10.5%
  336,180                          NR/Aaa    ABN Amro Mortgage Corp.,
                                             4.75%, 5/25/18                                  $    338,537
   10,205                         AAA/Aaa    CDMC 2003-2P A3, 5.45%, 11/25/19                      10,255
1,474,829                         AAA/Aaa    Cendant Mortgage Corp.,
                                             6.25%, 3/25/32                                     1,469,962

The accompanying notes are an integral part of these financial statements.


                 Pioneer Short Term Income Fund | Annual Report | 8/31/10     19

               Floating      S&P/Moody's
Principal      Rate (d)      Ratings
Amount ($)     (unaudited)   (unaudited)                                                     Value
                                             Thrifts & Mortgage Finance -- (continued)
  799,215                         AAA/Aaa    Cendant Mortgage Corp.,
                                             6.25%, 6/25/32                                  $    828,995
  732,926      6.48                NR/Aaa    Chase Commercial Mortgage Securities
                                             Corp., Floating Rate Note, 2/12/16                   745,019
  297,236                         AAA/Aaa    Citigroup Commercial Mortgage,
                                             4.639%, 5/15/43                                      304,763
  747,238      5.92               AAA/Aaa    Citigroup Commercial Mortgage, Floating
                                             Rate Note, 3/15/49                                   757,636
  578,615                         AAA/Aaa    CMLTI 2003-UP3 A1, 7.0%, 9/25/33                     592,232
  297,118      3.56                CCC/NR    CMLTI 2005-1 2A1A, Floating Rate Note,
                                             4/25/35                                              173,108
  502,861                           NR/NR    CMLTI 2005-9 2SX2, 5.5%, 11/25/35                     64,685
   97,531      1.18                NR/Aaa    CMOT 44 F, Floating Rate Note, 7/1/18                 98,347
  605,236      0.71               AAA/Aa3    Countrywide Alternative Loan Trust,
                                             Floating Rate Note, 9/25/34                          559,675
2,078,861                          AAA/NA    Countrywide Home Loans, Inc.,
                                             5.5%, 10/25/32                                     2,150,272
  204,123                         AAA/Aaa    Downey Savings & Loan, 0.83625%,
                                             7/19/44                                              144,879
  496,197                         AAA/Aaa    GECMC 2005-C1 A2, 4.353%, 6/10/48                    502,345
  552,443                         AAA/Aaa    GS Mortgage Securities Corp., II,
                                             4.602%, 8/10/38                                      555,721
   75,063      2.03                 CC/Ca    Impac Cmb Trust, Floating Rate Note,
                                             11/25/34                                              23,089
2,109,000      0.87               AAA/Aa2    Impac Cmb Trust, Floating Rate Note,
                                             9/25/34                                            1,539,614
   24,032                         AAA/Aaa    JP Morgan Chase Commercial Mortgage,
                                             4.79%, 10/15/42                                       24,024
   81,598      4.33                 B+/B1    JP Morgan Mortgage Trust, Floating Rate
                                             Note, 11/25/35                                        77,558
  257,730                           NR/B3    JP Morgan Mortgage Trust,
                                             6.0%, 8/25/36                                         27,072
  593,259                         AAA/Aaa    JPMCC 2004-CB8 A1A, 4.158%, 1/12/39                  607,995
   81,096                         AAA/Aaa    JPMCC 2004-CB8 A2, 3.837%, 1/12/39                    81,438
  625,516      0.75                 A+/B2    LBSBC 2005- 2 A M2, Floating Rate Note,
                                             9/25/30                                              142,305
  424,570                         AAA/Aa1    LBSBC 2007- 2 A1, 5.57%, 3/25/37                     400,174
2,500,000                         AAA/Aa2    LBUBS 2001-C2 C, 6.975%, 9/15/34                   2,548,966
  390,925                         AAA/Aaa    LBUBS 2005-C2 A2, 4.81%, 4/15/30                     391,071
   25,823                          AAA/NR    LB-UBS Commercial Mortgage,
                                             6.058%, 6/15/20                                       25,869
  495,176                         AAA/Aaa    LB-UBS Commercial Mortgage,
                                             4.201%, 12/15/29                                     498,785
  568,748                         AAA/Aaa    LB-UBS Commercial Mortgage,
                                             6.51%, 12/15/26                                      570,135

The accompanying notes are an integral part of these financial statements.


20     Pioneer Short Term Income Fund | Annual Report | 8/31/10

               Floating      S&P/Moody's
Principal      Rate (d)      Ratings
Amount ($)     (unaudited)   (unaudited)                                                      Value
                                             Thrifts & Mortgage Finance -- (continued)
    326,589                        AAA/NR    Master Alternative Loans Trust,
                                             4.5%, 1/25/15                                    $    320,653
    566,039    6.73                BBB/NR    Master Seasoned Securities Trust, Floating
                                             Rate Note, 9/25/32                                    586,911
     84,510                       AAA/Aaa    Merrill Lynch Mortgage Trust,
                                             4.556%, 6/12/43                                        86,917
    374,755    5.44               AAA/Aaa    Merrill Lynch/Countrywide Communities,
                                             Floating Rate Note, 3/12/11                           378,669
    330,943    0.49               AAA/Aaa    MLCC Mortgage Investors, Inc., Floating
                                             Rate Note, 4/25/29                                    307,690
  1,440,147                      BBB/Baa1    RAAC Series, 6.0%, 1/25/32                          1,481,306
  1,157,506    6.24               BB+/Aaa    Residential Asset Mortgage Products, Inc.,
                                             Floating Rate Note, 5/25/18                         1,139,958
    310,082    0.46               BBB/Aa3    SAMI 2007-AR4 A1, Floating Rate Note,
                                             9/25/47                                               306,067
    237,565    0.59               AAA/Aaa    SEMT 2004-10 A2, Floating Rate Note,
                                             11/20/34                                              202,058
    766,936                        AAA/B1    SEMT 2005-1 A2, 5.8325%, 2/20/35                      624,349
    866,239    4.27               CCC/Ba1    Structured Asset Mortgage Investments,
                                             Inc., Floating Rate Note, 5/25/45                     473,756
    258,745    2.63               AAA/Aaa    Thornburg Mortgage Securities, Inc.,
                                             Floating Rate Note, 3/25/44                           246,130
  1,555,892    0.60               AAA/Aa2    Thornburg Mortgage Securities, Inc.,
                                             Floating Rate Note, 9/25/34                         1,457,404
     43,120                        AAA/NR    Wachovia Bank Commercial Mortgage,
                                             4.516%, 5/15/44                                        43,108
    400,000                       AAA/Aaa    Wachovia Bank Commercial Mortgage,
                                             4.957%, 8/15/35                                       404,303
    426,912                       AAA/Aaa    Wachovia Bank Commercial Mortgage,
                                             5.416%, 1/15/45                                       431,956
109,646,343    0.02               AAA/Aaa    Wachovia Bank Commercial Mortgage
                                             Trust, Floating Rate Note, 6/15/45                    148,231
  1,600,141                       NR/Baa1    Wells Fargo Mortgage Backed Securities,
                                             4.75%, 4/25/20                                      1,636,453
    256,977                        AAA/A1    Wells Fargo Mortgage Backed Securities,
                                             5.0%, 11/25/36                                        261,591
    288,767                      AAA/Baa1    Wells Fargo Mortgage Backed Securities,
                                             5.5%, 5/25/35                                         294,038
    172,731    2.96               AAA/Aa1    Wells Fargo Mortgage Backed Securities,
                                             Floating Rate Note, 10/25/35                          169,093
     32,000    4.72               AAA/Aaa    Wells Fargo Mortgage Backed Securities,
                                             Floating Rate Note, 6/25/34                            31,869
    400,127    3.25               AAA/Aaa    Wells Fargo Mortgage Backed Securities,
                                             Floating Rate Note, 9/25/34                           393,372

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Annual Report | 8/31/10     21

               Floating      S&P/Moody's
Principal      Rate (d)      Ratings
Amount ($)     (unaudited)   (unaudited)                                                     Value
                                             Thrifts & Mortgage Finance -- (continued)
  173,925      4.56               AAA/Aaa    WFMBS 2003-N-1A1, Floating Rate Note,
                                             12/25/33                                        $    174,973
  525,000      4.76               AAA/Aaa    WFMBS 2004-L A6, Floating Rate Note,
                                             7/25/34                                              532,274
                                                                                             ------------
                                                                                             $ 28,387,655
                                                                                             ------------
                                             Total Banks                                     $ 28,387,655
---------------------------------------------------------------------------------------------------------
                                             DIVERSIFIED FINANCIALS -- 7.0%
                                             Diversified Financial Services -- 6.5%
1,549,843      5.01               AAA/Aaa    American Home Mortgage Investment
                                             Corp., Floating Rate Note, 10/25/34             $  1,414,405
1,262,582      0.53                A-/Ba2    American Home Mortgage Investment
                                             Corp., Floating Rate Note, 11/25/45                  823,774
  596,736                          NR/Aaa    Bank of America Mortgage, 3.614%,
                                             11/25/33                                             565,828
  406,373      2.92               AAA/Aaa    Bank of America Mortgage, Floating Rate
                                             Note, 7/25/33                                        391,565
1,503,212      3.59               AAA/Aaa    Bank of America Mortgage, Floating Rate
                                             Note, 9/25/33                                      1,472,491
  337,826      2.94                NR/Ba3    Bank of America Mortgage Securities,
                                             Floating Rate Note, 5/25/35                          319,783
  364,087                          AAA/NR    Bank of America Mortgage Securities, Inc.,
                                             5.0%, 8/25/33                                        364,682
  205,237      0.97                A+/Aaa    Bear Stearns Alt-A Trust, Floating Rate
                                             Note, 11/25/34                                       169,936
1,543,515                          AAA/NR    Citicorp Mortgage Securities, Inc.,
                                             4.75%, 8/25/34                                     1,557,896
  707,498                          AAA/NR    Citicorp Mortgage Securities, Inc.,
                                             5.5%, 12/25/33                                       710,300
  420,155                           NR/A2    Citicorp Mortgage Securities, Inc.,
                                             5.5%, 3/25/35                                        429,322
   42,626      3.12                AAA/WR    First Horizon Mortgage Pass-Through Trust,
                                             Floating Rate Note, 12/27/32                          42,266
   89,640      2.84               AAA/Aaa    First Horizon Mortgage Pass-Through Trust,
                                             Floating Rate Note, 2/25/34                           90,532
  568,238                         AAA/Aaa    Morgan Stanley DW, 4.25%, 12/13/41                   582,833
2,970,178                        CCC/Caa3    RALI 2005-QA10 A41, 5.7412%,
                                             9/25/35                                            2,042,274
  378,823                          AAA/A1    Residential Accreditation Loans, Inc.,
                                             4.5%, 4/25/34                                        370,131
  307,066      0.81               AAA/Aa2    Residential Accreditation Loans, Inc.,
                                             Floating Rate Note, 1/25/34                          287,928
  761,675      0.81               AAA/Aa2    Residential Accreditation Loans, Inc.,
                                             Floating Rate Note, 10/25/17                         735,898
3,945,241                          NR/Aaa    Residential Accreditation Loans, Inc.,
                                             5.0%, 8/25/18                                      4,079,975

The accompanying notes are an integral part of these financial statements.

22     Pioneer Short Term Income Fund | Annual Report | 8/31/10

               Floating      S&P/Moody's
Principal      Rate (d)      Ratings
Amount ($)     (unaudited)   (unaudited)                                                     Value
                                             Diversified Financial Services -- (continued)
  850,458                         AAA/Aaa    Residential Accreditation Loans, Inc.,
                                             5.75%, 10/25/33                                 $    854,898
  132,426                           NR/NR    Vericrest Opportunity Loan Trust, 4.25%,
                                             5/25/39                                              132,095
                                                                                             ------------
                                                                                             $ 17,438,812
---------------------------------------------------------------------------------------------------------
                                             Investment Banking & Brokerage -- 0.4%
  160,367      5.46                NR/Aaa    Bear Stearns Commercial Mortgage,
                                             Floating Rate Note, 4/12/38                     $    162,363
  939,326      5.56               AA+/Aaa    Lehman Brothers, Floating Rate Note,
                                             9/15/21 (144A)                                       857,079
                                                                                             ------------
                                                                                             $  1,019,442
---------------------------------------------------------------------------------------------------------
                                             Specialized Finance -- 0.1%
  495,425      0.33                  A/A1    Indymac Index Mortgage Loan Trust,
                                             Floating Rate Note, 2/25/37                     $    477,022
                                                                                             ------------
                                             Total Diversified Financials                    $ 18,935,276
---------------------------------------------------------------------------------------------------------
                                             REAL ESTATE -- 1.6%
                                             Mortgage Real Estate Investment Trust -- 1.6%
  772,902                         AAA/Aaa    Credit Suisse First Boston Mortgage
                                             Security, 6.51%, 2/15/34                        $    775,435
  436,455                         AAA/Aaa    Credit Suisse First Boston Mortgage
                                             Security, 7.5%, 5/25/32                              450,317
  383,822      1.58               AA+/Aa2    Credit Suisse First Boston Mortgage
                                             Security, Floating Rate Note, 12/25/33               365,842
2,227,628                         AAA/Aaa    Credit Suisse First Boston Mortgage
                                             Security, 7.13%, 11/15/30                          2,246,295
  218,833      1.75                AA+/WR    Credit Suisse First Boston Mortgage
                                             Security, Floating Rate Note, 8/25/33                205,715
  109,146      1.38                 CC/B3    Credit Suisse First Boston Mortgage
                                             Security, Floating Rate Note, 9/25/34                 23,396
  265,447                          AAA/NA    CSFB 2004-C2 A1, 3.819%, 5/15/36                     268,498
                                                                                             ------------
                                                                                             $  4,335,498
                                                                                             ------------
                                             Total Real Estate                               $  4,335,498
---------------------------------------------------------------------------------------------------------
                                             GOVERNMENT -- 5.0%
3,000,000                         AAA/Aaa    Fannie Mae, 5.0%, 5/15/29                       $  3,152,364
  287,745                         AAA/Aaa    Fannie Mae, 5.69%, 1/25/32                           301,135
  411,496                         AAA/Aaa    Fannie Mae, 6.0%, 6/25/29                            449,174
  250,850                         AAA/Aaa    Federal Home Loan Mortgage Association,
                                             5.0%, 6/25/28                                        256,444
      711                         AAA/Aaa    Federal Home Loan Mortgage Association,
                                             6.0%, 4/25/36                                            723
  384,948                           NR/NR    Federal National Mortgage Association,
                                             5.5%, 4/25/30                                        393,859

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Annual Report | 8/31/10     23

               Floating      S&P/Moody's
Principal      Rate (d)      Ratings
Amount ($)     (unaudited)   (unaudited)                                                     Value
                                             Government -- (continued)
  415,408                         AAA/Aaa    Freddie Mac, 4.5%, 8/15/17                      $    433,281
  809,944                         AAA/Aaa    Freddie Mac, 5.5%, 10/15/35                          884,969
  370,395                          NR/Aa1    Freddie Mac, 3.25%, 6/15/17                          379,782
1,368,997                         AAA/Aaa    Freddie Mac, 3.4%, 7/1/19                          1,402,282
1,744,082                          NR/Aa1    Freddie Mac, 4.0%, 6/15/22                         1,830,048
  694,861                           NR/NR    Freddie Mac, 4.5%, 10/15/27                          704,897
  208,774                         AAA/Aa1    Freddie Mac, 5.0%, 8/15/31                           215,732
1,500,000                          NR/Aa1    Freddie Mac, 5.0%, 11/15/28                        1,570,395
  750,000                         AAA/Aa1    Freddie Mac, 6.0%, 5/15/30                           764,654
  225,706                         AAA/Aaa    Freddie Mac, 6.0%, 4/15/27                           227,069
   63,525                         AAA/Aaa    Freddie Mac, 4.0%, 12/15/12                           64,740
    9,249                         AAA/Aaa    Freddie Mac, 4.0%, 4/15/22                             9,305
   70,961                         AAA/Aaa    Freddie Mac, 5.5%, 6/15/32                            72,053
   70,961                         AAA/Aaa    Freddie Mac, 6.0%, 6/15/32                            71,991
   62,245                         AAA/Aaa    Freddie Mac, 6.1%, 9/15/18                            62,664
  398,681                          AAA/A2    GSR Mortgage Loan Trust,
                                             4.1408%, 6/25/34                                     389,568
                                                                                             ------------
                                                                                             $ 13,637,129
                                                                                             ------------
                                             Total Government                                $ 13,637,129
---------------------------------------------------------------------------------------------------------
                                             TOTAL COLLATERALIZED
                                             MORTGAGE OBLIGATIONS
                                             (Cost $68,334,030)                              $ 65,295,558
---------------------------------------------------------------------------------------------------------
                                             CORPORATE BONDS -- 24.2%
                                             ENERGY -- 2.9%
                                             Integrated Oil & Gas -- 0.2%
  500,000                            A/A2    BP Capital Markets Plc, 3.125%, 3/10/12         $    500,864
---------------------------------------------------------------------------------------------------------
                                             Oil & Gas Equipment & Services -- 0.8%
  500,000       3.52                NR/NR    Sevan Marine ASA, Floating Rate Note,
                                             5/14/13 (144A)                                  $    411,250
2,500,000      11.99                NA/NA    Sevan Marine ASA, Floating Rate Note,
                                             10/24/12 (144A)                                      395,964
  500,000                        BBB/Baa1    Weatherford International, Inc.,
                                             5.95%, 6/15/12                                       534,210
  650,000                        BBB/Baa1    Weatherford International, Inc.,
                                             6.625%, 11/15/11                                     682,554
                                                                                             ------------
                                                                                             $  2,023,978
---------------------------------------------------------------------------------------------------------
                                             Oil & Gas Exploration & Production -- 0.6%
  250,000                           A/Aa2    Ras Laffan LNG 3 Co., Ltd.,
                                             4.5%, 9/30/12 (144A)                            $    263,229
  250,000                           A/Aa2    Ras Laffan LNG 3 Co., Ltd.,
                                             5.5%, 9/30/14 (144A)                                 276,215

The accompanying notes are an integral part of these financial statements.

24     Pioneer Short Term Income Fund | Annual Report | 8/31/10

               Floating      S&P/Moody's
Principal      Rate (d)      Ratings
Amount ($)     (unaudited)   (unaudited)                                                     Value
                                             Oil & Gas Exploration & Production -- (continued)
  1,000,000                     BBB-/Baa2    TNK-BP Finance SA, 7.5%,
                                             3/13/13 (144A)                                  $  1,075,000
                                                                                             ------------
                                                                                             $  1,614,444
---------------------------------------------------------------------------------------------------------
                                             Oil & Gas Refining & Marketing -- 0.9%
  1,500,000                      BBB/Baa2    Premcor Refining Group, Inc.,
                                             6.125%, 5/1/11                                  $  1,536,680
  1,000,000                     BBB-/Baa3    Sunoco, Inc., 6.75%, 4/1/11                        1,025,079
                                                                                             ------------
                                                                                             $  2,561,759
---------------------------------------------------------------------------------------------------------
                                             Oil & Gas Storage & Transportation -- 0.4%
    250,000                     BBB-/Baa3    NGPL Pipeco LLC, 6.514%,
                                             12/15/12 (144A)                                 $    262,590
    750,000                     BBB-/Baa3    Williams Partners LP, 3.8%, 2/15/15                  784,655
                                                                                             ------------
                                                                                             $  1,047,245
                                                                                             ------------
                                             Total Energy                                    $  7,748,290
---------------------------------------------------------------------------------------------------------
                                             MATERIALS -- 0.4%
                                             Industrial Gases -- 0.2%
    500,000                      BBB/Baa3    Airgas, Inc., 2.85%, 10/1/13                    $    509,406
---------------------------------------------------------------------------------------------------------
                                             Specialty Chemicals -- 0.2%
    536,000                     BBB-/Baa3    Cytec Industries, Inc., 4.6%, 7/1/13            $    566,829
                                                                                             ------------
                                             Total Materials                                 $  1,076,235
---------------------------------------------------------------------------------------------------------
                                             CAPITAL GOODS -- 1.2%
                                             Industrial Conglomerates -- 0.4%
    465,000                          A/A2    Cargill, Inc., 5.2%, 1/22/13 (144A)             $    504,900
    500,000                     BBB-/Baa2    Tyco Electronics Group SA,
                                             6.0%, 10/1/12                                        541,349
                                                                                             ------------
                                                                                             $  1,046,249
---------------------------------------------------------------------------------------------------------
                                             Industrial Machinery -- 0.2%
    500,000                     BBB+/Baa1    Ingersoll-Rand Global Holding,
                                             9.5%, 4/15/14                                   $    619,703
---------------------------------------------------------------------------------------------------------
                                             Trading Companies & Distributors -- 0.6%
    440,000                      BBB/Baa1    GATX Corp., 4.75%, 10/1/12                      $    462,953
  1,000,000                     BBB-/Baa2    Glencore Funding LLC,
                                             6.0%, 4/15/14 (144A)                               1,033,005
                                                                                             ------------
                                                                                             $  1,495,958
                                                                                             ------------
                                             Total Capital Goods                             $  3,161,910
---------------------------------------------------------------------------------------------------------
                                             COMMERCIAL SERVICES & SUPPLIES -- 0.2%
                                             Environmental & Facilities Services -- 0.1%
    306,000                      BBB/Baa3    Allied Waste North America, Inc.,
                                             5.75%, 2/15/11                                  $    311,898
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Annual Report | 8/31/10     25

               Floating      S&P/Moody's
Principal      Rate (d)      Ratings
Amount ($)     (unaudited)   (unaudited)                                                     Value
                                             Office Services & Supplies -- 0.1%
  350,000                         BBB+/A1    Pitney Bowes, Inc., 4.625%, 10/1/12             $    367,394
                                                                                             ------------
                                             Total Commercial Services & Supplies            $    679,292
---------------------------------------------------------------------------------------------------------
                                             AUTOMOBILES & COMPONENTS -- 0.6%
                                             Automobile Manufacturers -- 0.6%
  500,000                         BBB+/A3    Daimler Chrysler NA Holding Corp.,
                                             5.875%, 3/15/11                                 $    513,471
1,000,000                       BBB-/Baa3    Hyundai Motor Manufacturer, Ltd.,
                                             4.5%, 4/15/15                                      1,029,733
  100,000                        BBB/Baa2    Nissan Motor Acceptance Corp.,
                                             4.5%, 1/30/15 (144A)                                 106,229
                                                                                             ------------
                                                                                             $  1,649,433
                                                                                             ------------
                                             Total Automobiles & Components                  $  1,649,433
---------------------------------------------------------------------------------------------------------
                                             CONSUMER DURABLES & APPAREL -- 0.7%
                                             Home Furnishings -- 0.1%
  252,000                         BB+/Ba2    Mohawk Industries, Inc., 6.5%, 1/15/11          $    254,520
---------------------------------------------------------------------------------------------------------
                                             Household Appliances -- 0.2%
  500,000                       BBB-/Baa3    Whirlpool Corp., 5.5%, 3/1/13                   $    537,186
---------------------------------------------------------------------------------------------------------
                                             Housewares & Specialties -- 0.4%
1,000,000                       BBB-/Baa3    Fortune Brands, Inc., 3.0%, 6/1/12              $  1,013,848
                                                                                             ------------
                                             Total Consumer Durables & Apparel               $  1,805,554
---------------------------------------------------------------------------------------------------------
                                             MEDIA -- 0.3%
                                             Broadcasting -- 0.3%
  750,000                       BBB-/Baa2    Discovery Communications LLC,
                                             3.7%, 6/1/15                                    $    788,978
                                                                                             ------------
                                             Total Media                                     $    788,978
---------------------------------------------------------------------------------------------------------
                                             FOOD, BEVERAGE & TOBACCO -- 1.0%
                                             Brewers -- 0.4%
1,000,000                       BBB+/Baa2    Anheuser-Busch InBev Worldwide, Inc.,
                                             2.5%, 3/26/13                                   $  1,016,438
---------------------------------------------------------------------------------------------------------
                                             Packaged Foods & Meats -- 0.4%
1,000,000                        BBB/Baa2    WM Wrigley Jr Co., 3.05%, 6/28/13               $  1,026,406
---------------------------------------------------------------------------------------------------------
                                             Soft Drinks -- 0.2%
  500,000                          A-/Aa3    Pepsico, Inc., 5.15%, 5/15/12                   $    535,437
                                                                                             ------------
                                             Total Food, Beverage & Tobacco                  $  2,578,281
---------------------------------------------------------------------------------------------------------
                                             HEALTH CARE EQUIPMENT & SERVICES -- 0.6%
                                             Health Care Facilities -- 0.1%
  300,000                        BB+/Baa3    Universal Health Services, Inc.,
                                             6.75%, 11/15/11                                 $    313,133
---------------------------------------------------------------------------------------------------------
                                             Health Care Services -- 0.3%
1,000,000                        BBB/Baa3    Express Scripts, Inc., 5.25%, 6/15/12           $  1,066,777
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

26     Pioneer Short Term Income Fund | Annual Report | 8/31/10

               Floating      S&P/Moody's
Principal      Rate (d)      Ratings
Amount ($)     (unaudited)   (unaudited)                                                     Value
                                             Managed Health Care -- 0.2%
  500,000                         A-/Baa1    Wellpoint, Inc., 5.0%, 1/15/11                  $    507,546
                                                                                             ------------
                                             Total Health Care Equipment & Services          $  1,887,456
---------------------------------------------------------------------------------------------------------
                                             PHARMACEUTICALS & BIOTECHNOLOGY -- 1.1%
                                             Biotechnology -- 0.5%
  900,000                       BBB+/Baa3    Biogen Idec, Inc., 6.0%, 3/1/13                 $    984,637
  285,000                         A-/Baa2    Genzyme Corp., 3.625%, 6/15/15                       302,804
                                                                                             ------------
                                                                                             $  1,287,441
---------------------------------------------------------------------------------------------------------
                                             Life Sciences Tools & Services -- 0.4%
  750,000                        BBB-/Ba1    Life Technologies Co., 3.375%, 3/1/13           $    771,644
  475,000                         A-/Baa1    Thermo Fisher Scientific, Inc.,
                                             2.15%, 12/28/12                                      483,809
                                                                                             ------------
                                                                                             $  1,255,453
---------------------------------------------------------------------------------------------------------
                                             Pharmaceuticals -- 0.2%
  500,000                           AA/A1    Abbott Laboratories, Inc.,
                                             5.15%, 11/30/12                                 $    548,278
                                                                                             ------------
                                             Total Pharmaceuticals & Biotechnology           $  3,091,172
---------------------------------------------------------------------------------------------------------
                                             BANKS -- 3.7%
                                             Diversified Banks -- 2.8%
  300,000                         BB+/Ba1    Alfa Div Pymt Rights Finance, Inc.,
                                             7.23563%, 12/15/11 (144A)                       $    284,997
1,500,000                         AA-/Aa3    Barclays Bank Plc, 2.5%, 1/23/13                   1,527,339
1,000,000      1.05                AA/Aa2    HSBC Bank Plc, Floating Rate Note,
                                             8/12/13 (144A)                                       998,770
2,000,000                         AAA/Aaa    International Bank for Reconstruction, Inc.,
                                             1.25%, 6/15/12                                     2,010,150
1,000,000      1.33                AA/Aa2    Santander US Debt SA, Floating Rate
                                             Note, 3/30/12 (144A)                                 985,300
  500,000                            A/A3    Standard Chartered Plc, 3.85%,
                                             4/27/15 (144A)                                       516,963
  820,000                           A+/A2    Wachovia Corp., 5.25%, 8/1/14                        884,515
  250,000                          AA-/A1    Wells Fargo Co., 4.375%, 1/31/13                     266,624
                                                                                             ------------
                                                                                             $  7,474,658
---------------------------------------------------------------------------------------------------------
                                             Regional Banks -- 0.9%
  300,000                         BBB+/A2    American Express Bank FSB,
                                             5.5%, 4/16/13                                   $    326,233
  500,000                            A/A1    BB&T Corp., 5.7%, 4/30/14                            560,520
  500,000                           A-/A2    KeyBank NA, 5.5%, 9/17/12                            532,993
  275,000                         BBB+/A3    KeyBank NA, 5.8%, 7/1/14                             300,211
  500,000                       BBB+/Baa1    KeyCorp, 3.75%, 8/13/15                              505,453

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Annual Report | 8/31/10     27

               Floating      S&P/Moody's
Principal      Rate (d)      Ratings
Amount ($)     (unaudited)   (unaudited)                                                     Value
                                             Regional Banks -- (continued)
  215,000                       BBB+/Baa1    Keycorp, 6.5%, 5/14/13                          $    235,454
                                                                                             ------------
                                                                                             $  2,460,864
                                                                                             ------------
                                             Total Banks                                     $  9,935,522
---------------------------------------------------------------------------------------------------------
                                             DIVERSIFIED FINANCIALS -- 5.7%
                                             Asset Management & Custody Banks -- 0.1%
  300,000                          AA-/A1    Franklin Resources, Inc., 3.125%,
                                             5/20/15                                         $    315,240
---------------------------------------------------------------------------------------------------------
                                             Consumer Finance -- 0.9%
  476,000      0.38               BBB+/A2    American Express Credit Corp.,
                                             Floating Rate Note, 2/24/12                     $    472,301
  380,000                           A+/A1    American Honda Finance Corp.,
                                             6.7%, 10/1/13 (144A)                                 434,468
  500,000                           A+/A1    American Honda Finance Corp.,
                                             2.375%, 3/18/13                                      510,772
  900,000                           A+/A1    American Honda Finance Corp.,
                                             5.125%, 12/15/10                                     911,336
  100,000                         AAA/Aaa    John Deere Capital Corp.,
                                             2.875%, 6/19/12                                      104,010
                                                                                             ------------
                                                                                             $  2,432,887
---------------------------------------------------------------------------------------------------------
                                             Diversified Financial Services -- 3.7%
  500,000                         BBB+/A2    American Express, Inc., 5.25%, 11/21/11         $    517,878
  250,000      6.66                BB+/NR    Caelus Re II, Ltd., Floating Rate Note,
                                             5/24/13                                              248,200
1,000,000                         A-/Baa1    Citigroup, Inc., 5.0%, 9/15/14                     1,027,506
  250,000      2.90                  A/A3    Citigroup, Inc., Floating Rate Note,
                                             3/16/12                                              245,664
  500,000                           NR/A2    Crown Castle Towers LLC,
                                             3.214%, 8/15/15 (144A)                               506,281
1,000,000                        BBB/Baa1    GATX Corp., 5.5%, 2/15/12                          1,040,807
  800,000                         AA+/Aa2    General Electric Capital Corp.,
                                             4.0%, 2/15/12                                        826,650
1,000,000                         AA+/Aa2    General Electric Capital Corp.,
                                             1.101%, 12/20/13                                     978,727
1,000,000                         AA+/Aa2    General Electric Capital Corp.,
                                             5.5%, 11/15/11                                     1,007,695
   50,000                         AA+/Aa2    General Electric Capital Corp.,
                                             5.5%, 4/28/11                                         51,586
  500,000      0.96                A+/Aa3    JP Morgan Chase & Co., Floating Rate
                                             Note, 2/26/13                                        500,859
2,000,000                         AAA/Aaa    JPMorgan Chase & Co., 1.65%, 2/23/11               2,011,832
  100,000                         AAA/Aaa    JPMorgan Chase & Co., 3.125%, 12/1/11                103,349
  250,000                          BB+/NR    Lodestone Re, Ltd., 0.0%,
                                             5/17/13 (144A)                                       245,100

The accompanying notes are an integral part of these financial statements.

28     Pioneer Short Term Income Fund | Annual Report | 8/31/10

               Floating      S&P/Moody's
Principal      Rate (d)      Ratings
Amount ($)     (unaudited)   (unaudited)                                                     Value
                                             Diversified Financial Services -- (continued)
   577,449                       BBB/Baa2    Power Receivables Finance LLC,
                                             6.29%, 1/1/12 (144A)                            $    577,738
  250,000       6.76                BB/NR    Residential Reinsurance 2010, Ltd.,
                                             Floating Rate Note, 6/6/13 (144A)                    249,425
                                                                                             ------------
                                                                                             $ 10,139,297
---------------------------------------------------------------------------------------------------------
                                             Investment Banking & Brokerage -- 0.8%
  340,000                            A/A1    Goldman Sachs Group, Inc.,
                                             3.7%, 8/1/15                                    $    344,197
  500,000                            A/A2    Merrill Lynch & Co., 5.45%, 2/5/13                   533,702
  500,000                            A/A2    Morgan Stanley & Co., 5.0%, 8/31/25                  494,460
  800,000       2.88                 A/A2    Morgan Stanley & Co., Floating Rate Note,
                                             5/14/13                                              808,147
                                                                                             ------------
                                                                                             $  2,180,506
---------------------------------------------------------------------------------------------------------
                                             Specialized Finance -- 0.2%
  500,000                            A/A2    National Rural Utilities Corp.,
                                             5.4%, 10/15/13                                  $    550,755
                                                                                             ------------
                                             Total Diversified Financials                    $ 15,618,685
---------------------------------------------------------------------------------------------------------
                                             INSURANCE -- 1.4%
                                             Life & Health Insurance -- 0.7%
  500,000                           A-/NR    Jefferson-Pilot Corp., 4.75%, 1/30/14           $    528,160
  250,000                         A-/Baa2    Lincoln National Corp., 4.3%, 6/15/15                263,497
  500,000                          BBB/A3    Principal Financial Group, Inc.,
                                             7.875%, 5/15/14                                      591,614
  500,000                          A/Baa2    Prudential Financial, Inc., 5.1%, 9/20/14            543,442
                                                                                             ------------
                                                                                             $  1,926,713
---------------------------------------------------------------------------------------------------------
                                             Multi-Line Insurance -- 0.2%
   50,000                          AA-/A1    Allstate Life Global, Inc.,
                                             5.375%, 4/30/13                                 $     55,197
  500,000                         AA-/Aa3    Metropolitan Life Global Funding, Inc.,
                                             2.875%, 9/17/12                                      513,210
                                                                                             ------------
                                                                                             $    568,407
---------------------------------------------------------------------------------------------------------
                                             Reinsurance -- 0.5%
  500,000       7.19               BB+/NR    Blue Fin, Ltd., Floating Rate Note,
                                             4/10/12                                         $    476,850
  250,000       5.81               BB+/A2    Foundation Re III, Ltd., Floating Rate Note,
                                             2/3/14                                               244,125
  250,000      12.03                NR/B3    Globecat, Ltd., Cat Bond, Floating Rate
                                             Note, 1/2/13 (144A)                                  231,300
  250,000      10.25               BB-/NR    Mystic Re, Ltd., Floating Rate Note,
                                             6/7/11                                               250,725
                                                                                             ------------
                                                                                             $  1,203,000
                                                                                             ------------
                                             Total Insurance                                 $  3,698,120
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Annual Report | 8/31/10     29

               Floating      S&P/Moody's
Principal      Rate (d)      Ratings
Amount ($)     (unaudited)   (unaudited)                                                     Value
                                             REAL ESTATE -- 1.5%
                                             Diversified Real Estate Activities -- 0.1%
  350,000                           A-/A2    Westfield Group, Inc., 5.4%, 10/1/12            $    375,690
---------------------------------------------------------------------------------------------------------
                                             Diversified Real Estate Investment Trust -- 0.4%
  685,000                       BBB+/Baa1    Dexus Finance Pty, Ltd.,
                                             7.125%, 10/15/14                                $    752,083
  350,000                        BBB/Baa2    Digital Realty Trust, 4.5%,
                                             7/15/15 (144A)                                       354,429
                                                                                             ------------
                                                                                             $  1,106,512
---------------------------------------------------------------------------------------------------------
                                             Office Real Estate Investment Trust -- 0.2%
  385,000                        BBB/Baa2    Mack-Cali Realty LP, 5.125%, 2/15/14            $    408,237
---------------------------------------------------------------------------------------------------------
                                             Retail Real Estate Investment Trust -- 0.5%
  500,000                         BB/Baa3    Developers Diversified Realty,
                                             5.375%, 10/15/12                                $    499,351
  773,000                           A-/A3    Simon Property Group LP, 5.0%, 3/1/12                803,602
                                                                                             ------------
                                                                                             $  1,302,953
---------------------------------------------------------------------------------------------------------
                                             Specialized Real Estate Investment Trust -- 0.3%
  780,000                        BBB/Baa2    Hospitality Properties Trust, Inc.,
                                             7.875%, 8/15/14                                 $    874,841
                                                                                             ------------
                                             Total Real Estate                               $  4,068,233
---------------------------------------------------------------------------------------------------------
                                             SOFTWARE & SERVICES -- 0.2%
                                             Internet Software & Services -- 0.2%
  550,000                           NR/A2    GTP Towers Issuer LLC, 4.436%,
                                             2/15/15 (144A)                                  $    555,535
                                                                                             ------------
                                             Total Software & Services                       $    555,535
---------------------------------------------------------------------------------------------------------
                                             TECHNOLOGY HARDWARE & EQUIPMENT -- 0.9%
                                             Communications Equipment -- 0.0%
   50,000                           A+/A1    Cisco Systems Inc., 5.25%, 2/22/11              $     51,107
---------------------------------------------------------------------------------------------------------
                                             Electronic Equipment & Instruments -- 0.5%
  500,000                       BBB-/Baa3    Agilent Technologies, Inc., 2.5%, 7/15/13       $    508,765
  620,000                         BBB-/NR    Agilent Technologies, Inc., 5.5%, 9/14/15            694,597
                                                                                             ------------
                                                                                             $  1,203,362
---------------------------------------------------------------------------------------------------------
                                             Office Electronics -- 0.4%
  500,000                       BBB-/Baa2    Xerox Corp., 5.5%, 5/15/12                      $    533,565
  500,000                       BBB-/Baa2    Xerox Corp., 6.875%, 8/15/11                         525,080
                                                                                             ------------
                                                                                             $  1,058,645
                                                                                             ------------
                                             Total Technology Hardware & Equipment           $  2,313,114
---------------------------------------------------------------------------------------------------------
                                             SEMICONDUCTORS -- 0.3%
  750,000                        BBB/Baa1    Maxim Integrated Products, Inc.,
                                             3.45%, 6/14/13                                  $    770,740
                                                                                             ------------
                                             Total Semiconductors                            $    770,740
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

30     Pioneer Short Term Income Fund | Annual Report | 8/31/10

               Floating      S&P/Moody's
Principal      Rate (d)      Ratings
Amount ($)     (unaudited)   (unaudited)                                                     Value
                                             TELECOMMUNICATION SERVICES -- 0.6%
                                             Integrated Telecommunication Services -- 0.6%
  750,000                        BBB/Baa2    Telecom Italia Capital SA,
                                             4.95%, 9/30/14 (b)                              $    788,299
  720,000                        BBB/Baa2    Telecom Italia Capital, SA,
                                             4.875%, 10/1/10                                      722,322
                                                                                             ------------
                                                                                             $  1,510,621
                                                                                             ------------
                                             Total Telecommunication Services                $  1,510,621
---------------------------------------------------------------------------------------------------------
                                             UTILITIES -- 0.9%
                                             Electric Utilities -- 0.9%
1,000,000                       BBB+/Baa1    FPL Group Capital, Inc.,
                                             2.55%, 11/15/13                                 $  1,022,987
1,000,000                           A-/A3    Iberdrola Finance Ireland, Ltd.,
                                             3.8%, 9/11/14 (144A)                               1,020,903
  500,000                       BBB+/Baa1    Midamerican Energy Holdings Co.,
                                             3.15%, 7/15/12                                       517,141
                                                                                             ------------
                                                                                             $  2,561,031
                                                                                             ------------
                                             Total Utilities                                 $  2,561,031
---------------------------------------------------------------------------------------------------------
                                             TOTAL CORPORATE BONDS
                                             (Cost $63,435,139)                              $ 65,498,202
---------------------------------------------------------------------------------------------------------
                                             U.S. GOVERNMENT AND AGENCY
                                             OBLIGATIONS -- 29.4%
  106,615                          AAA/WR    Federal Home Loan Bank,
                                             4.84%, 1/25/12                                  $    112,292
  415,794                         AAA/Aaa    Federal Home Loan Mortgage Corp.,
                                             4.5%, 9/1/12                                         430,420
  545,447                         AAA/Aaa    Federal Home Loan Mortgage Corp.,
                                             5.0%, 9/1/11 - 2/1/21                                575,356
  444,175                         AAA/Aaa    Federal Home Loan Mortgage Corp.,
                                             5.505%, 12/1/31                                      457,051
   10,928                         AAA/Aaa    Federal Home Loan Mortgage Corp.,
                                             5.79%, 11/1/31                                        11,350
  136,319                         AAA/Aaa    Federal Home Loan Mortgage Corp.,
                                             6.064%, 11/1/40                                      138,328
  783,831                         AAA/Aaa    Federal Home Loan Mortgage Corp.,
                                             6.134%, 10/1/31                                      819,072
   13,988                         AAA/Aaa    Federal Home Loan Mortgage Corp.,
                                             6.303%, 7/1/18                                        14,618
  642,921                         AAA/Aaa    Federal Home Loan Mortgage Corp.,
                                             6.44%, 10/1/36                                       684,834
   76,028                         AAA/Aaa    Federal Home Loan Mortgage Corp.,
                                             6.5%, 3/1/11 - 6/1/17                                 81,432
    7,349                         AAA/Aaa    Federal Home Loan Mortgage Corp.,
                                             6.533%, 11/1/25                                        7,670

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Annual Report | 8/31/10     31

               Floating      S&P/Moody's
Principal      Rate (d)      Ratings
Amount ($)     (unaudited)   (unaudited)                                                     Value
                                             U.S. Government and Agency Obligations -- (continued)
      3,759                       AAA/Aaa    Federal Home Loan Mortgage Corp.,
                                             6.571%, 4/1/29                                  $      3,910
      4,079                       AAA/Aaa    Federal Home Loan Mortgage Corp.,
                                             6.837%, 4/1/28                                         4,268
     10,538                       AAA/Aaa    Federal Home Loan Mortgage Corp.,
                                             6.985%, 5/1/25                                        11,103
      4,739                       AAA/Aaa    Federal Home Loan Mortgage Corp.,
                                             7.035%, 4/1/29                                         4,855
      5,881                       AAA/Aaa    Federal Home Loan Mortgage Corp.,
                                             7.142%, 1/1/28                                         6,148
    184,242                       AAA/Aaa    Federal Home Loan Mortgage Corp.,
                                             7.245%, 8/1/31                                       193,037
      1,740                       AAA/Aaa    Federal Home Loan Mortgage Corp.,
                                             7.25%, 8/1/31                                          1,795
    221,346                       AAA/Aaa    Federal Home Loan Mortgage Corp.,
                                             7.3%, 10/1/32                                        229,573
    120,113                       AAA/Aaa    Federal Home Loan Mortgage Corp.,
                                             7.393%, 11/1/24                                      120,665
     23,370                       AAA/Aaa    Federal Home Loan Mortgage Corp.,
                                             7.484%, 2/1/27                                        24,524
     51,905                       AAA/Aaa    Federal Home Loan Mortgage Corp.,
                                             7.652%, 4/1/25                                        54,225
     75,136                       AAA/Aaa    Federal Home Loan Mortgage Corp.,
                                             7.680%, 1/1/25                                        75,707
      2,686                       AAA/Aaa    Federal Home Loan Mortgage Corp.,
                                             7.936%, 2/1/33                                         2,813
  1,980,339                       AAA/Aaa    Federal National Mortgage Association,
                                             4.0%, 5/1/24                                       2,082,013
  3,633,239                       AAA/Aaa    Federal National Mortgage Association,
                                             4.5%, 7/1/19                                       3,869,729
    254,355                       AAA/Aaa    Federal National Mortgage Association,
                                             5.0%, 7/1/15                                         265,973
    121,798                       AAA/Aaa    Federal National Mortgage Association,
                                             5.469%, 7/1/36                                       127,865
    859,974                       AAA/Aaa    Federal National Mortgage Association,
                                             5.5%, 1/1/12 - 12/1/35                               924,960
  2,374,982                       AAA/Aaa    Federal National Mortgage Association,
                                             6.0%, 2/1/24 - 1/1/39                              2,562,590
    546,467                       AAA/Aaa    Federal National Mortgage Association,
                                             6.339%, 12/1/36                                      569,786
    958,781                       AAA/Aaa    Federal National Mortgage Association,
                                             6.5%, 8/1/13 - 7/1/32                              1,058,835
  1,189,513                       AAA/Aaa    Federal National Mortgage Association,
                                             7.0%, 5/1/12 - 1/1/36                              1,303,521
     96,082                       AAA/Aaa    Federal National Mortgage Association,
                                             7.243%, 12/1/28                                      100,496

The accompanying notes are an integral part of these financial statements.

32     Pioneer Short Term Income Fund | Annual Report | 8/31/10

               Floating      S&P/Moody's
Principal      Rate (d)      Ratings
Amount ($)     (unaudited)   (unaudited)                                                     Value
                                             U.S. Government and Agency Obligations -- (continued)
    102,890                       AAA/Aaa    Federal National Mortgage Association,
                                             7.405%, 10/1/29                                 $    106,554
    248,457                       AAA/Aaa    Federal National Mortgage Association,
                                             7.586%, 10/1/29                                      260,074
    107,016                       AAA/Aaa    Federal National Mortgage Association,
                                             8.0%, 4/1/14                                         114,373
 17,964,010                       AAA/Aa1    Government National Mortgage
                                             Association, 1.524, 2/16/52                        1,231,573
  2,500,000                         NR/NR    Government National Mortgage
                                             Association, 2.351%, 6/16/50                       2,549,023
  1,000,000                       AAA/Aaa    Government National Mortgage
                                             Association, 3.025%, 2/16/30                       1,041,045
    501,357                       AAA/Aa1    Government National Mortgage
                                             Association, 3.084%, 4/16/22                         510,251
    121,095                       AAA/Aa1    Government National Mortgage
                                             Association, 4.009%, 5/16/37                         128,583
    350,000                       AAA/Aa1    Government National Mortgage
                                             Association, 4.549%, 6/16/28                         374,773
  1,892,065                       AAA/Aaa    Government National Mortgage
                                             Association, 6.0%, 5/20/13 - 11/15/36              2,058,195
  1,023,011                        NR/Aaa    Government National Mortgage
                                             Association, 6.269%, 10/16/27                      1,080,499
    248,142                       AAA/Aaa    Government National Mortgage
                                             Association, 6.5%, 5/15/31 - 10/15/37                275,061
     25,303                       AAA/Aaa    Government National Mortgage
                                             Association, 7.0%, 11/15/13                           26,884
    298,051                       AAA/Aaa    Government National Mortgage
                                             Association, 7.5%, 8/15/11 - 10/15/36                330,845
 17,330,998          0.71           NR/NR    Government National Mortgage
                                             Association, Floating Rate Note,
                                             11/16/51                                             778,117
    512,357          4.65         AAA/Aaa    Government National Mortgage
                                             Association, Floating Rate Note, 6/16/31             524,758
  7,000,000                       AAA/Aaa    U.S. Treasury Notes, 0.875%, 5/31/11               7,032,816
 16,000,000                       AAA/Aaa    U.S. Treasury Notes, 1.0%, 7/31/11                16,104,368
  4,000,000                       AAA/Aaa    U.S. Treasury Notes, 1.5%, 7/15/12                 4,079,844
  2,000,000                       AAA/Aaa    U.S. Treasury Notes, 1.7%, 9/15/12                 2,049,922
  5,000,000                       AAA/Aaa    U.S. Treasury Notes, 1.875%, 6/15/12               5,127,735
 13,500,000                        NR/Aaa    U.S. Treasury Notes, 2.5%, 4/30/15                14,273,091
  1,000,000                        NR/Aaa    U.S. Treasury Notes, 1.0%, 10/31/11                1,007,500
  2,000,000                       AAA/Aaa    U.S. Treasury Notes, 1.375%, 9/15/12               2,035,311
                                                                                             ------------
                                                                                             $ 80,032,009
---------------------------------------------------------------------------------------------------------
                                             TOTAL U.S. GOVERNMENT AND
                                             AGENCY OBLIGATIONS
                                             (Cost $78,338,389)                              $ 80,032,009
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Annual Report | 8/31/10     33

               Floating      S&P/Moody's
Principal      Rate (d)      Ratings
Amount ($)     (unaudited)   (unaudited)                                                     Value
                                             FOREIGN GOVERNMENT BOND -- 0.1%
 250,000                             A/A1    Korea Development Bank, 5.3%, 1/17/13           $    266,107
---------------------------------------------------------------------------------------------------------
                                             TOTAL FOREIGN GOVERNMENT BOND
                                             (Cost $249,643)                                 $    266,107
---------------------------------------------------------------------------------------------------------
                                             MUNICIPAL BONDS -- 0.5%
                                             Municipal General -- 0.5%
 500,000                           AA/Aa1    OH INFRA-TXB-2-BABS, 3.0%, 6/15/15              $    516,255
 760,000                            A+/A1    State of Illinois, 3.321%, 1/1/13                    756,952
                                                                                             ------------
                                                                                             $  1,273,207
---------------------------------------------------------------------------------------------------------
                                             TOTAL MUNICIPAL BONDS
                                             (Cost $1,270,131)                               $  1,273,207
---------------------------------------------------------------------------------------------------------
                                             SENIOR FLOATING RATE LOAN INTERESTS -- 1.8%**
                                             MATERIALS -- 0.3%
                                             Metal & Glass Containers -- 0.2%
 228,571        5.50               B+/Ba3    BWAY Holding Co., B Term Loan, 6/16/17          $    229,144
 153,396        6.75                B+/B2    Graham Packaging Co., Term C Loan,
                                             4/5/14                                               154,807
  16,233        2.58                B+/B2    Graham Packaging Co., Term B Loan,
                                             10/7/11                                               16,217
  21,429        5.50               B+/Ba3    ICL Industrial Containers, Inc., C Term
                                             Loan, 6/16/17                                         21,482
                                                                                             ------------
                                                                                             $    421,650
---------------------------------------------------------------------------------------------------------
                                             Paper Packaging -- 0.1%
 263,115        3.28               BB/Ba2    Graphic Packaging International, Inc.,
                                             Incremental Term Loan, 5/16/14                  $    259,267
                                                                                             ------------
                                             Total Materials                                 $    680,917
---------------------------------------------------------------------------------------------------------
                                             CAPITAL GOODS -- 0.1%
                                             Aerospace & Defense -- 0.1%
 350,000        4.50                NR/NR    Triumph Group, Inc., U.S. Term II Loan,
                                             6/16/16                                         $    351,969
                                                                                             ------------
                                             Total Capital Goods                             $    351,969
---------------------------------------------------------------------------------------------------------
                                             COMMERCIAL SERVICES & SUPPLIES -- 0.1%
                                             Environmental & Facilities Services -- 0.1%
 194,975        2.28                 D/B2    Synagro Technologies, Inc., 1st Lien Term
                                             Loan, 4/2/14                                    $    165,891
                                                                                             ------------
                                             Total Commercial Services & Supplies            $    165,891
---------------------------------------------------------------------------------------------------------
                                             CONSUMER SERVICES -- 0.0%
                                             Casinos & Gaming -- 0.0%
  16,583        3.05                NR/NR    Gateway Casinos & Entertainment,
                                             Delayed Draw Term Loan, 9/30/14 (e)             $     16,169

The accompanying notes are an integral part of these financial statements.

34     Pioneer Short Term Income Fund | Annual Report | 8/31/10

               Floating      S&P/Moody's
Principal      Rate (d)      Ratings
Amount ($)     (unaudited)   (unaudited)                                                     Value
                                             Casinos & Gaming -- (continued)
  81,875       3.05                 NR/NR    Gateway Casinos & Entertainment, Inc.,
                                             Term Advance Loan, 9/30/14 (e)                  $     79,828
                                                                                             ------------
                                                                                             $     95,997
                                                                                             ------------
                                             Total Consumer Services                         $     95,997
---------------------------------------------------------------------------------------------------------
                                             MEDIA -- 0.3%
                                             Movies & Entertainment -- 0.3%
 482,500       5.25                 NR/NR    Christie/AIX Inc., Term Loan, 4/29/16           $    479,484
 199,500       4.50                 B+/NR    Live Nation Entertainment, Inc., Term B
                                             Loan, 11/7/16                                        196,092
                                                                                             ------------
                                                                                             $    675,576
                                                                                             ------------
                                             Total Media                                     $    675,576
---------------------------------------------------------------------------------------------------------
                                             RETAILING -- 0.1%
                                             Automotive Retail -- 0.1%
 250,000       6.00                 NR/NR    Autotrader Com, Inc., Tranche B Term
                                             Loan, 6/14/16                                   $    250,781
                                                                                             ------------
                                             Total Retailing                                 $    250,781
---------------------------------------------------------------------------------------------------------
                                             HEALTH CARE EQUIPMENT & SERVICES -- 0.3%
                                             Health Care Facilities -- 0.2%
  18,633       2.55         BB      -/Ba3    CHS/Community Health Systems, Inc.,
                                             Delayed Draw Term Loan, 7/25/14                 $     17,605
 363,172       2.55         BB      -/Ba3    CHS/Community Health Systems, Inc.,
                                             Funded Term Loan, 7/25/14                            343,135
  66,511       2.18          B      +/Ba2    Psychiatric Solutions, Inc., Term Loan,
                                             7/1/12                                                66,137
  21,375       3.64          B      +/Ba2    Sun Health Care, Inc., Term Loan,
                                             4/19/14                                               20,894
  12,680       4.33          B      +/Ba2    Sun Health Care, Inc., Synthetic LC Loan,
                                             4/19/14                                               12,394
                                                                                             ------------
                                                                                             $    460,165
---------------------------------------------------------------------------------------------------------
                                             Health Care Services -- 0.0%
 238,578       6.00          B      B/Ba3    RehabCare Group, Inc., Term Loan B,
                                             11/24/15                                        $    236,550
---------------------------------------------------------------------------------------------------------
                                             Health Care Supplies -- 0.1%
 198,199       3.51          B      B-/B1    Bausch & Lomb, Inc., Parent Term Loan,
                                             4/24/15                                         $    190,384
  48,004       3.51          B      B-/B1    Bausch & Lomb, Inc., Delayed Draw Term
                                             Loan, 4/24/15                                         46,111
                                                                                             ------------
                                                                                             $    236,495
                                                                                             ------------
                                             Total Health Care Equipment & Services          $    933,210
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Annual Report | 8/31/10     35

               Floating      S&P/Moody's
Principal      Rate (d)      Ratings
Amount ($)     (unaudited)   (unaudited)                                                     Value
                                             DIVERSIFIED FINANCIALS -- 0.1%
                                             Investment Banking & Brokerage -- 0.1%
  149,625      5.25                B+/Ba3    LPL Holdings, Inc., 2017 Term Loan,
                                             6/28/17                                         $    148,877
                                                                                             ------------
                                             Total Diversified Financials                    $    148,877
---------------------------------------------------------------------------------------------------------
                                             SOFTWARE & SERVICES -- 0.2%
                                             Data Processing & Outsourced Services -- 0.1%
  250,000      5.25              BBB-/Ba1    Fidelity National Information Services, Inc.,
                                             Term B Loan, 7/18/16                            $    251,741
---------------------------------------------------------------------------------------------------------
                                             IT Consulting & Other Services -- 0.1%
  389,899      2.04                BB/Ba3    Sungard Data Systems, Inc., Tranche A
                                             U.S. Term Loan, 2/28/14                         $    373,328
                                                                                             ------------
                                             Total Software & Services                       $    625,069
---------------------------------------------------------------------------------------------------------
                                             TELECOMMUNICATION SERVICES -- 0.3%
                                             Integrated Telecommunication Services -- 0.3%
  344,138      6.50                BB/Ba3    Cincinnati Bell, Inc., Tranche B Term Loan,
                                             6/11/17                                         $    342,632
   40,048      3.27                 NR/NR    Telesat Canada, Inc., U.S. Term II Loan,
                                             10/31/14                                              38,824
  466,240      3.27                 NR/NR    Telesat Canada, Inc., U.S. Term I Loan,
                                             10/31/14                                             451,993
                                                                                             ------------
                                                                                             $    833,449
                                                                                             ------------
                                             Total Telecommunication Services                $    833,449
---------------------------------------------------------------------------------------------------------
                                             TOTAL SENIOR FLOATING RATE
                                             LOAN INTERESTS
                                             (Cost $4,715,756)                               $  4,761,736
---------------------------------------------------------------------------------------------------------
                                             TEMPORARY CASH INVESTMENTS -- 8.5%
                                             REPURCHASE AGREEMENTS -- 8.3%
4,500,000                                    Bank of America, Inc., 0.25%, dated
                                             8/31/10, repurchase price of
                                             $4,500,000 plus accrued interest on
                                             9/1/10 collateralized by the following:
                                               $3,379,652 Freddie Mac Giant,
                                                 5.5%, 8/1/25
                                               $1,210,348 Federal National Mortgage
                                                 Association, 4.5%, 3/1/40                   $  4,500,000
4,500,000                                    BNP Paribas SA, 0.25%, dated 8/31/10,
                                             repurchase price of $4,500,000 plus
                                             accrued interest on 9/1/10 collateralized
                                             by $4,590,000 Freddie Mac Giant,
                                             4.0 - 5.5%, 8/1/25 - 3/1/40                        4,500,000

The accompanying notes are an integral part of these financial statements.

36     Pioneer Short Term Income Fund | Annual Report | 8/31/10

               Floating      S&P/Moody's
Principal      Rate (d)      Ratings
Amount ($)     (unaudited)   (unaudited)                                                     Value
                                             Repurchase Agreements -- (continued)
  4,500,000                                  Deutsche Bank Securities, Inc, 0.25%,
                                             dated 7/31/10, repurchase price of
                                             $4,500,000 plus accrued interest on
                                             9/1/10 collateralized by $4,590,000
                                             Freddie Mac Giant, 4.0%, 8/1/40                 $  4,500,000
  4,500,000                                  JPMorgan Securities, Inc., 0.24%,
                                             dated 8/31/10, repurchase price of
                                             $4,500,000 plus accrued interest on
                                             9/1/10 collateralized by $4,590,118
                                             Federal National Mortgage Association,
                                             4.5%, 7/1/39                                       4,500,000
  4,500,000                                  SG Americas Securities LLC, 0.25%,
                                             dated 8/31/10, repurchase price of
                                             $4,500,000 plus accrued interest on
                                             9/1/10 collateralized by $4,590,002
                                             U.S. Treasury Note, 0.75%, 11/30/11                4,500,000
                                                                                             ------------
                                             Total Repurchase Agreements                     $ 22,500,000
---------------------------------------------------------------------------------------------------------
                                             SECURITIES LENDING COLLATERAL -- 0.2% (c)
                                             Certificates of Deposit:
     15,886                                  Bank of Nova Scotia, 0.47%, 9/7/10              $     15,886
     11,120                                  BBVA Group NY, 0.51%, 7/26/11                         11,120
     15,886                                  BNP Paribas Bank NY, 0.38%, 11/8/10                   15,886
      7,943                                  DNB Nor Bank ASA NY, 0.27%, 11/10/10                   7,943
     15,886                                  Nordea NY, 0.50%, 12/10/10                            15,886
     15,886                                  RoboBank Netherland NV NY, 0.44%,
                                             8/8/11                                                15,886
     15,886                                  Royal Bank of Canada NY,
                                             0.26%, 1/21/11                                        15,886
     15,886                                  SocGen NY, 0.34%, 11/10/10                            15,886
      7,943                                  Svenska NY, 0.275%, 11/12/10                           7,943
                                                                                             ------------
                                                                                             $    122,322
---------------------------------------------------------------------------------------------------------
                                             Commercial Paper:
      9,531                                  American Honda Finance, 0.33%, 5/4/11           $      9,531
      6,394                                  American Honda Finance,
                                             1.29%, 6/20/11                                         6,394
      5,848                                  Australia & New Zealand Banking Group,
                                             1.04%, 8/4/11                                          5,848
      7,551                                  Caterpillar Financial Services Corp.,
                                             1.29%, 6/24/11                                         7,551
     17,474                                  CBA, 0.56%, 1/3/11                                    17,474
      3,176                                  CHARFD, 0.38%, 10/15/10                                3,176
     11,110                                  CHARFD, 0.31%, 12/14/10                               11,110
      6,351                                  CLIPPR, 0.45%, 10/8/10                                 6,351
      9,525                                  CLIPPR, 0.28%, 12/1/10                                 9,525

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Annual Report | 8/31/10     37

               Floating      S&P/Moody's
Principal      Rate (d)      Ratings
Amount ($)     (unaudited)   (unaudited)                                                     Value
                                             Commercial Paper: -- (continued)
      9,531                                  CLIPPR, 0.45%, 9/1/10                           $      9,531
      5,128                                  FAIRPP, 0.30%, 11/9/10                                 5,128
      6,350                                  FASCO, 0.27%, 12/1/10                                  6,350
      7,307                                  FASCO, 0.45%, 9/9/10                                   7,307
      7,943                                  FASCO, 0.46%, 9/2/10                                   7,943
     15,888                                  Federal Home Loan Bank, 0.37%, 6/1/11                 15,888
      7,942                                  GE Corp., 0.548%, 1/26/11                              7,942
      1,587                                  General Electric Capital Corp.,
                                             0.61%, 6/6/11                                          1,587
      1,732                                  General Electric Capital Corp.,
                                             0.59%, 10/6/10                                         1,732
      1,720                                  General Electric Capital Corp.,
                                             0.62%, 10/21/10                                        1,720
     13,426                                  JPMorgan Chase & Co., 0.89%, 09/24/10                 13,426
      7,942                                  RANGER, 0.25%, 9/13/10                                 7,942
     12,701                                  SANTANDER, 0.43%, 10/22/10                            12,701
      3,176                                  SRCPP, 0.38%, 10/12/10                                 3,176
      4,764                                  STRAIT, 0.36%, 10/4/10                                 4,764
      7,939                                  TBLLC, 0.38%, 10/12/10                                 7,939
      7,942                                  TBLLC, 0.24%, 9/10/10                                  7,942
     15,886                                  Toyota Motor Credit Corp.,
                                             0.29%, 1/10/11                                        15,886
     15,877                                  VARFUN, 0.35%, 10/25/10                               15,877
      9,532                                  Wachovia, 0.69%, 3/22/11                               9,532
     15,886                                  Westpac, 0.50%, 7/29/11                               15,886
      6,354                                  WFC, 0.61%, 12/2/10                                    6,354
                                                                                             ------------
                                                                                             $    263,513
---------------------------------------------------------------------------------------------------------
                                             Tri-party Repurchase Agreements:
     29,139                                  Barclays Capital Markets, 0.24%, 9/1/10         $     29,139
     39,714                                  Deutsche Bank Securities, Inc.,
                                             0.24%, 9/1/10                                         39,714
     15,886                                  HSBC Bank USA NA, 0.24%, 9/1/10                       15,886
     31,771                                  RBS Securities, Inc., 0.25%, 9/1/10                   31,771
                                                                                             ------------
                                                                                             $    116,510
---------------------------------------------------------------------------------------------------------
Shares
---------------------------------------------------------------------------------------------------------
                                             Money Market Mutual Funds
  15,883                                     Blackrock Liquidity Temporary Cash Fund        $     15,883
  15,886                                     Dreyfus Preferred Money Market Fund                  15,886
  15,886                                     Fidelity Prime Money Market Fund                     15,886
                                                                                            ------------
                                                                                            $     47,655
                                                                                            ------------
                                             Total Securities Lending Collateral            $    550,000
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

38     Pioneer Short Term Income Fund | Annual Report | 8/31/10

Shares                                                                                       Value
                                             TOTAL TEMPORARY CASH INVESTMENTS
                                             (Cost $23,050,000)                              $ 23,050,000
---------------------------------------------------------------------------------------------------------
                                             TOTAL INVESTMENT IN SECURITIES -- 101.1%
                                             (Cost $274,308,694) (a)                         $274,120,287
---------------------------------------------------------------------------------------------------------
                                             OTHER ASSETS AND LIABILITIES -- (1.1)%          $ (3,114,349)
---------------------------------------------------------------------------------------------------------
                                             TOTAL NET ASSETS -- 100.0%                      $271,005,938
=========================================================================================================

NR     Not rated by either S&P or Moody's.

WR     Withdrawn rating.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At August 31, 2010, the value of these securities amounted to $12,784,480 or 4.7% of total net assets.

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(a) At August 31, 2010, the net unrealized loss on investments based on cost for federal income tax purposes of $274,615,248 was as follows:

       Aggregate gross unrealized gain for all investments in which there is an
         excess of value over tax cost                                                         $5,098,089
       Aggregate gross unrealized loss for all investments in which there is an
         excess of tax cost over value                                                         (5,593,050)
                                                                                               ----------
       Net unrealized loss                                                                     $ (494,961)
                                                                                               ==========

(b)   At August 31, 2010, the following security was out on loan:

--------------------------------------------------------------------------------
Principal
Amount ($)     Security                                      Value
--------------------------------------------------------------------------------
  500,000      Telecom Italia Capital SA, 4.95%, 9/30/14     $525,533
================================================================================

(c)   Securities lending collateral is managed by Credit Suisse AG, New York
      Branch.

(d) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

(e)   Security is in default and is non-income producing.

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Annual Report | 8/31/10     39

Purchases and sales of securities (excluding temporary cash investments) for the year ended August 31, 2010 were as follows:

--------------------------------------------------------------------------------
                                       Purchases         Sales
--------------------------------------------------------------------------------
Long-Term U.S. Government              $ 66,465,073      $23,793,411
--------------------------------------------------------------------------------
Other Long-Term Securities             $128,329,880      $49,567,645
--------------------------------------------------------------------------------

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

  Level 1 --  quoted prices in active markets for identical securities
  Level 2 --  other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
  Level 3 --  significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

The following is a summary of the inputs used as of August 31, 2010, in valuing the Fund's assets:

--------------------------------------------------------------------------------------------------------
                                                Level 1      Level 2           Level 3      Total
--------------------------------------------------------------------------------------------------------
Convertible Corporate Bonds                     $    --      $    141,575      $     --     $    141,575
Asset Backed Securities                              --        33,801,893            --       33,801,893
Collateralized Mortgage Obligations                  --        64,895,384            --       64,895,384
Collateralized Mortgage Obligations (Banks)          --                --       400,174          400,174
Corporate Bonds                                      --        65,498,202            --       65,498,202
U.S. Government Agency Obligations                   --        80,032,009            --       80,032,009
Foreign Government Bonds                             --           266,107            --          266,107
Municipal Bonds                                      --         1,273,207            --        1,273,207
Senior Floating Rate Loan Interests                  --         4,761,736            --        4,761,736
Temporary Cash Investments                           --        23,002,345            --       23,002,345
Money Market Mutual Funds                        47,655                --            --           47,655
--------------------------------------------------------------------------------------------------------
Total                                           $47,655      $273,672,458      $400,174     $274,120,287
========================================================================================================

The accompanying notes are an integral part of these financial statements.

40     Pioneer Short Term Income Fund | Annual Report | 8/31/10

Following is a reconciliation of assets using significant unobservable inputs (Level 3):

---------------------------------------------------------------------------------------------
                                                      Asset Backed       Collateralized
                                                      Securities         Mortgage Obligations
---------------------------------------------------------------------------------------------
Balance as of 8/31/09                                 $  287,229         $  693,277
Realized gain (loss)(1)                                       70                 --
Change in unrealized appreciation (depreciation)(2)      (82,709)          (293,103)
Net purchases (sales)                                         --                 --
Transfers in and out of Level 3*                        (204,590)                --
---------------------------------------------------------------------------------------------
Balance as of 8/31/10                                 $       --         $  400,174
=============================================================================================

1 Realized gain (loss) on these securities is included in the net realized gain (loss) from investments in the Statement of Operations.
2 Unrealized appreciation (depreciation) on these securities is included in the change in unrealized gain (loss) on investments in the Statement of Operations.
*  Transfers are calculated on the beginning of period values.

Net change in unrealized appreciation (depreciation)
  of investments still held as of 8/31/10                                 $282,885
                                                                          --------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Annual Report | 8/31/10     41

Statement of Assets and Liabilities | 8/31/10

ASSETS:
  Investment in securities (including securities loaned of $525,533)
   (cost $274,308,694)                                                    $274,120,287
  Foreign currencies, at value (cost $16,771)                                   15,894
  Receivables --
   Paydown                                                                     107,625
   Fund shares sold                                                          1,753,117
   Forward foreign currency portfolio hedge contracts, open -- net              25,439
   Dividends and interest                                                    1,408,039
   Due from Pioneer Investment Management, Inc.                                 75,564
  Other                                                                         36,857
--------------------------------------------------------------------------------------
     Total assets                                                         $277,542,822
--------------------------------------------------------------------------------------
LIABILITIES:
  Payables --
   Investment securities purchased                                        $  3,562,276
   Fund shares repurchased                                                     733,624
   Dividends                                                                   272,571
   Forward foreign currency settlement contracts, net                            2,061
   Upon return of securities loaned                                            550,000
  Due to bank                                                                1,312,513
  Due to affiliates                                                             32,110
  Accrued expenses                                                              71,729
--------------------------------------------------------------------------------------
     Total liabilities                                                    $  6,536,884
--------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                         $279,379,917
  Distributions in excess of net investment income                             (59,804)
  Accumulated net realized loss on investments and foreign currency
   transactions                                                             (8,148,166)
  Net unrealized loss on investments                                          (188,407)
  Net unrealized gain on forward foreign currency contracts and other
   assets and liabilities denominated in foreign currencies                     22,398
--------------------------------------------------------------------------------------
     Total net assets                                                     $271,005,938
======================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $130,523,772/13,386,231 shares)                       $       9.75
  Class B (based on $4,821,574/494,600 shares)                            $       9.75
  Class C (based on $20,507,219/2,107,110 shares)                         $       9.73
  Class Y (based on $115,153,373/11,822,496 shares)                       $       9.74
MAXIMUM OFFERING PRICE:
  Class A ($9.75 [divided by] 97.5%)                                      $      10.00
======================================================================================

The accompanying notes are an integral part of these financial statements.

42     Pioneer Short Term Income Fund | Annual Report | 8/31/10

Statement of Operations

For the Year Ended 8/31/10

INVESTMENT INCOME:
  Interest                                                                 $7,178,388
  Income from securities loaned, net                                              902
------------------------------------------------------------------------------------------------------
     Total investment income                                                               $ 7,179,290
------------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                          $  724,050
  Transfer agent fees and expenses
   Class A                                                                     85,492
   Class B                                                                     14,428
   Class C                                                                     15,023
   Class Y                                                                      1,411
  Distribution fees
   Class A                                                                    127,883
   Class B                                                                     58,907
   Class C                                                                    141,785
  Shareholder communications expense                                           48,215
  Administrative reimbursements                                                56,874
  Custodian fees                                                               15,267
  Registration fees                                                            72,209
  Professional fees                                                            66,332
  Printing expense                                                             44,457
  Fees and expenses of nonaffiliated trustees                                   5,629
  Miscellaneous                                                                45,912
------------------------------------------------------------------------------------------------------
     Total expenses                                                                        $ 1,523,874
     Less fees waived and expenses reimbursed by Pioneer
       Investment Management, Inc.                                                             (87,662)
------------------------------------------------------------------------------------------------------
     Net expenses                                                                          $ 1,436,212
------------------------------------------------------------------------------------------------------
       Net investment income                                                               $ 5,743,078
------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized loss on:
   Investments                                                             $ (381,921)
   Forward foreign currency contracts and other assets and liabilities
     denominated in foreign currencies                                        (21,760)     $  (403,681)
------------------------------------------------------------------------------------------------------
  Change in net unrealized gain on:
   Investments                                                             $6,972,512
   Forward foreign currency contracts and other assets and liabilities
     denominated in foreign currencies                                         36,009      $ 7,008,521
------------------------------------------------------------------------------------------------------
  Net gain on investments and foreign currency transactions                                $ 6,604,840
------------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                     $12,347,918
======================================================================================================

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Annual Report | 8/31/10     43

Statements of Changes in Net Assets

For the Years Ended 8/31/10 and 8/31/09, respectively

--------------------------------------------------------------------------------------------------
                                                                   Year Ended         Year Ended
                                                                   8/31/10            8/31/09
--------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                              $  5,743,078       $  4,938,682
Net realized loss on investments and foreign currency
  transactions                                                         (403,681)          (126,966)
Change in net unrealized gain (loss) on investments and foreign
  currency transactions                                               7,008,521         (1,870,045)
--------------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations            $ 12,347,918       $  2,941,671
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class A ($0.32 and $0.46 per share, respectively)               $ (1,529,659)      $   (705,053)
   Class B ($0.23 and $0.38 per share, respectively)                   (144,001)          (273,250)
   Class C ($0.24 and $0.39 per share, respectively)                   (336,754)          (261,030)
   Class Y ($0.35 and $0.49 per share, respectively)                 (3,945,313)        (5,053,655)
--------------------------------------------------------------------------------------------------
     Total distributions to shareowners                            $ (5,955,727)      $ (6,292,988)
--------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                   $194,603,188       $ 51,674,970
Shares issued in reorganization                                              --          2,948,475
Reinvestment of distributions                                         1,588,208          3,962,554
Cost of shares repurchased                                          (63,622,492)       (76,403,252)
--------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from
     Fund share transactions                                       $132,568,904       $(17,817,253)
--------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets                           $138,961,095       $(21,168,570)
NET ASSETS:
Beginning of year                                                   132,044,843        153,213,413
--------------------------------------------------------------------------------------------------
End of year                                                        $271,005,938       $132,044,843
--------------------------------------------------------------------------------------------------
Distributions in excess of net investment income                   $   (392,698)      $    (55,067)
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

44     Pioneer Short Term Income Fund | Annual Report | 8/31/10

-------------------------------------------------------------------------------------------------------
                                       '10 Shares     '10 Amount            '09 Shares     '09 Amount
-------------------------------------------------------------------------------------------------------
Class A
Shares sold                            16,135,157     $155,975,673           1,481,394     $ 13,487,157
Shares issued in reorganization                --               --             310,760        2,815,490
Reinvestment of distributions             105,459        1,018,000              62,043          564,408
Less shares repurchased                (4,933,375)     (47,613,013)         (1,088,825)      (9,952,183)
-------------------------------------------------------------------------------------------------------
   Net increase                        11,307,241     $109,380,660             765,372     $  6,914,872
=======================================================================================================
Class B
Shares sold                               165,531     $  1,583,923             322,005     $  2,956,123
Reinvestment of distributions              12,250          117,431              20,043          181,876
Less shares repurchased                  (383,974)      (3,683,579)           (356,583)      (3,254,647)
-------------------------------------------------------------------------------------------------------
   Net decrease                          (206,193)    $ (1,982,225)            (14,535)    $   (116,648)
=======================================================================================================
Class C
Shares sold                             1,686,258     $ 16,169,023             973,568     $  8,938,734
Reinvestment of distributions              26,006          249,635              16,344          148,199
Less shares repurchased                  (516,830)      (4,957,407)           (440,687)      (3,972,471)
-------------------------------------------------------------------------------------------------------
   Net increase                         1,195,434     $ 11,461,251             549,225     $  5,114,462
=======================================================================================================
Class Y
Shares sold                             2,190,445     $ 20,874,569           2,855,292     $ 26,292,956
Shares issued in reorganization                --               --              14,694          132,985
Reinvestment of distributions              21,180          203,142             339,487        3,068,071
Less shares repurchased                  (764,432)      (7,368,493)         (6,550,393)     (59,223,951)
-------------------------------------------------------------------------------------------------------
   Net increase (decrease)              1,447,193     $ 13,709,218          (3,340,920)    $(29,729,939)
=======================================================================================================

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Annual Report | 8/31/10     45

Financial Highlights

---------------------------------------------------------------------------------------------------------
                                                                               Year Ended      Year Ended
                                                                               8/31/10         8/31/09
---------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                                           $   9.40        $  9.52
---------------------------------------------------------------------------------------------------------
Increase from investment operations:
 Net investment income                                                         $   0.31        $  0.37
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions                                                            0.36          (0.03)
---------------------------------------------------------------------------------------------------------
  Net increase from investment operations                                      $   0.67        $  0.34
Distributions to shareowners:
 Net investment income                                                            (0.32)         (0.46)
---------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                     $   0.35        $ (0.12)
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                 $   9.75        $  9.40
=========================================================================================================
Total return*                                                                      7.19%          3.90%
Ratio of net expenses to average net assets+                                       0.90%          0.90%
Ratio of net investment income to average net assets+                              2.78%          3.59%
Portfolio turnover rate                                                              42%            43%
Net assets, end of period (in thousands)                                       $130,524        $19,544
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                      1.06%          1.15%
 Net investment income                                                             2.61%          3.35%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                      0.90%          0.90%
 Net investment income                                                             2.78%          3.59%
=========================================================================================================


-----------------------------------------------------------------------------------------------------------------------
                                                                               Year Ended     Year Ended     Year Ended
                                                                               8/31/08        8/31/07        8/31/06
-----------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                                           $  9.76        $  9.75        $  9.84
-----------------------------------------------------------------------------------------------------------------------
Increase from investment operations:
 Net investment income                                                         $  0.45        $  0.43        $  0.29
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions                                                          (0.24)          0.02          (0.06)
-----------------------------------------------------------------------------------------------------------------------
  Net increase from investment operations                                      $  0.21        $  0.45        $  0.23
Distributions to shareowners:
 Net investment income                                                           (0.45)         (0.44)         (0.32)
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                     $ (0.24)       $  0.01        $ (0.09)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                 $  9.52        $  9.76        $  9.75
=======================================================================================================================
Total return*                                                                     2.18%          4.68%          2.38%
Ratio of net expenses to average net assets+                                      0.91%          0.91%          0.90%
Ratio of net investment income to average net assets+                             4.60%          4.27%          3.05%
Portfolio turnover rate                                                             34%            78%            81%
Net assets, end of period (in thousands)                                       $12,499        $13,184        $21,701
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                     1.00%          1.00%          0.99%
 Net investment income                                                            4.51%          4.18%          2.96%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                     0.90%          0.90%          0.90%
 Net investment income                                                            4.61%          4.28%          3.05%
=======================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+ Ratio with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

46    Pioneer Short Term Income Fund | Annual Report | 8/31/10

---------------------------------------------------------------------------------------------------------
                                                                               Year Ended      Year Ended
                                                                               8/31/10         8/31/09
---------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                                           $ 9.39          $ 9.50
---------------------------------------------------------------------------------------------------------
Increase from investment operations:
 Net investment income                                                         $ 0.22          $ 0.28
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions                                                          0.37           (0.01)
---------------------------------------------------------------------------------------------------------
  Net increase from investment operations                                      $ 0.59          $ 0.27
Distributions to shareowners:
 Net investment income                                                          (0.23)          (0.38)
---------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                     $ 0.36          $(0.11)
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                 $ 9.75          $ 9.39
=========================================================================================================
Total return*                                                                    6.35%           3.06%
Ratio of net expenses to average net assets+                                     1.80%           1.80%
Ratio of net investment income to average net assets+                            2.37%           3.15%
Portfolio turnover rate                                                            42%             43%
Net assets, end of period (in thousands)                                       $4,822          $6,582
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                    1.88%           1.95%
 Net investment income                                                           2.29%           3.00%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                    1.80%           1.80%
 Net investment income                                                           2.37%           3.15%
=========================================================================================================


-----------------------------------------------------------------------------------------------------------------------
                                                                               Year Ended     Year Ended     Year Ended
                                                                               8/31/08        8/31/07        8/31/06
-----------------------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                                           $ 9.75         $ 9.75         $  9.84
-----------------------------------------------------------------------------------------------------------------------
Increase from investment operations:
 Net investment income                                                         $ 0.36         $ 0.34         $  0.20
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions                                                         (0.25)          0.01           (0.05)
-----------------------------------------------------------------------------------------------------------------------
  Net increase from investment operations                                      $ 0.11         $ 0.35         $  0.15
Distributions to shareowners:
 Net investment income                                                          (0.36)         (0.35)          (0.24)
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                     $(0.25)        $   --         $ (0.09)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                 $ 9.50         $ 9.75         $  9.75
=======================================================================================================================
Total return*                                                                    1.16%          3.64%           1.56%
Ratio of net expenses to average net assets+                                     1.80%          1.82%           1.80%
Ratio of net investment income to average net assets+                            3.72%          3.37%           2.14%
Portfolio turnover rate                                                            34%            78%             81%
Net assets, end of period (in thousands)                                       $6,798         $8,969         $14,959
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                    1.85%          1.88%           1.82%
 Net investment income                                                           3.67%          3.31%           2.12%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                    1.80%          1.80%           1.80%
 Net investment income                                                           3.72%          3.39%           2.14%
=======================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+ Ratio with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                  Pioneer Short Term Income Fund | Annual Report | 8/31/10    47

----------------------------------------------------------------------------------------------------------
                                                                               Year Ended      Year Ended
                                                                               8/31/10         8/31/09
----------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                                           $  9.38         $ 9.49
----------------------------------------------------------------------------------------------------------
Increase from investment operations:
 Net investment income                                                         $  0.23         $ 0.29
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions                                                           0.36          (0.01)
----------------------------------------------------------------------------------------------------------
  Net increase from investment operations                                      $  0.59         $ 0.28
Distributions to shareowners:
 Net investment income                                                           (0.24)         (0.39)
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                     $  0.35         $(0.11)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                 $  9.73         $ 9.38
==========================================================================================================
Total return*                                                                     6.32%          3.14%
Ratio of net expenses to average net assets+                                      1.70%          1.79%
Ratio of net investment income to average net assets+                             2.27%          2.74%
Portfolio turnover rate                                                             42%            43%
Net assets, end of period (in thousands)                                       $20,507         $8,549
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                     1.70%          1.79%
 Net investment income                                                            2.27%          2.74%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                     1.70%          1.79%
 Net investment income                                                            2.27%          2.74%
==========================================================================================================


----------------------------------------------------------------------------------------------------------------------
                                                                               Year Ended     Year Ended    Year Ended
                                                                               8/31/08        8/31/07       8/31/06
----------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                                           $ 9.74         $ 9.73         $ 9.82
----------------------------------------------------------------------------------------------------------------------
Increase from investment operations:
 Net investment income                                                         $ 0.37         $ 0.35         $ 0.21
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions                                                         (0.25)          0.01          (0.07)
----------------------------------------------------------------------------------------------------------------------
  Net increase from investment operations                                      $ 0.12         $ 0.36         $ 0.14
Distributions to shareowners:
 Net investment income                                                          (0.37)         (0.35)         (0.23)
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                     $(0.25)        $ 0.01         $(0.09)
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                 $ 9.49         $ 9.74         $ 9.73
======================================================================================================================
Total return*                                                                    1.25%          3.79%          1.47%
Ratio of net expenses to average net assets+                                     1.73%          1.72%          1.78%
Ratio of net investment income to average net assets+                            3.77%          3.45%          2.16%
Portfolio turnover rate                                                            34%            78%            81%
Net assets, end of period (in thousands)                                       $3,441         $2,879         $5,964
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                    1.73%          1.72%          1.78%
 Net investment income                                                           3.77%          3.45%          2.16%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                    1.73%          1.71%          1.78%
 Net investment income                                                           3.77%          3.46%          2.16%
======================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+ Ratio with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

48    Pioneer Short Term Income Fund | Annual Report | 8/31/10

---------------------------------------------------------------------------------------------------------
                                                                               Year Ended      Year Ended
                                                                               8/31/10         8/31/09
---------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                                           $   9.38        $  9.51
---------------------------------------------------------------------------------------------------------
Increase from investment operations:
 Net investment income                                                         $   0.34        $  0.40
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions                                                            0.37          (0.04)
---------------------------------------------------------------------------------------------------------
  Net increase from investment operations                                      $   0.71        $  0.36
Distributions to shareowners:
 Net investment income                                                            (0.35)         (0.49)
---------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                     $   0.36        $ (0.13)
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                 $   9.74        $  9.38
=========================================================================================================
Total return*                                                                      7.64%          4.11%
Ratio of net expenses to average net assets+                                       0.57%          0.63%
Ratio of net investment income to average net assets+                              3.52%          4.36%
Portfolio turnover rate                                                              42%            43%
Net assets, end of period (in thousands)                                       $115,153        $97,370
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                      0.57%          0.63%
 Net investment income                                                             3.52%          4.36%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                      0.57%          0.63%
 Net investment income                                                             3.52%          4.36%
=========================================================================================================


-----------------------------------------------------------------------------------------------------------------------
                                                                               Year Ended     Year Ended     Year Ended
                                                                               8/31/08        8/31/07        8/31/06
-----------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                                           $   9.76       $   9.76       $   9.85
-----------------------------------------------------------------------------------------------------------------------
Increase from investment operations:
 Net investment income                                                         $   0.48       $   0.45       $   0.32
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions                                                           (0.24)          0.02          (0.06)
-----------------------------------------------------------------------------------------------------------------------
  Net increase from investment operations                                      $   0.24       $   0.47       $   0.26
Distributions to shareowners:
 Net investment income                                                            (0.49)         (0.47)         (0.35)
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                     $  (0.25)      $     --       $  (0.09)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                 $   9.51       $   9.76       $   9.76
=======================================================================================================================
Total return*                                                                      2.45%          4.96%          2.73%
Ratio of net expenses to average net assets+                                       0.55%          0.53%          0.53%
Ratio of net investment income to average net assets+                              4.98%          4.68%          3.37%
Portfolio turnover rate                                                              34%            78%            81%
Net assets, end of period (in thousands)                                       $130,475       $189,724       $148,514
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                      0.55%          0.53%          0.53%
 Net investment income                                                             4.98%          4.68%          3.37%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                      0.55%          0.53%          0.53%
 Net investment income                                                             4.98%          4.68%          3.37%
=======================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+ Ratio with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                  Pioneer Short Term Income Fund | Annual Report | 8/31/10    49

Notes to Financial Statements | 8/31/10

1. Organization and Significant Accounting Policies

Pioneer Short Term Income Fund (the Fund) is a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current income to the extent consistent with a relatively high level of stability of principal.

The Fund offers three classes of shares designated as Class A, Class C, and Class Y shares. Effective as of the close of business on December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except that dividends and/or capital gain distributions may continue to be reinvested in Class B shares, and shareholders may exchange their Class B shares for Class B shares of other Pioneer funds, as permitted by existing exchange privileges. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise. Investments in the Fund are subject to possible loss due to the financial failure of underlying issuers and their inability to meet their debt obligations. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the


50     Pioneer Short Term Income Fund | Annual Report | 8/31/10
reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting year. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:


A. Security Valuation

   Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
   (NYSE) is open, as of the close of regular trading on the NYSE. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. Senior loans for which no reliable price quotes are available will be valued by Loan Pricing Corporation through the use of pricing matrices to determine valuations. Fixed income securities with remaining maturity of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees.

   The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Thus, the valuation of the Fund's securities may differ from exchange prices. At August 31, 2010, one security, representing 0.1% of total net assets was valued using fair value methods (other than securities valued using prices supplied by independent pricing services). Inputs used in the valuation of a security using fair value methods include credit ratings, the financial condition of the company, current market conditions and comparable securities. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

   Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns.


                 Pioneer Short Term Income Fund | Annual Report | 8/31/10     51

   All discounts/premiums on debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B. Foreign Currency Translation

   The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C. Forward Foreign Currency Contracts

   The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).

D. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by tax authorities.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal


52     Pioneer Short Term Income Fund | Annual Report | 8/31/10
   income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

   At August 31, 2010, The fund had a net capital loss carryforward of $7,622,625, of which, the following amounts will expire between 2011 and 2018 if not utilized: $124 in 2011, $1,200,645 in 2012, $628,614 in 2013, $975,752
   in 2014, $2,520,831 in 2015, $667,204 in 2016, $566,527 in 2017 and
   $1,062,928 in 2018.

   The Fund has elected to defer $212,581 in capital losses recognized between November 1, 2009 and August 31, 2010 to its fiscal year ending August 31, 2011.

   At August 31, 2010, the Fund has reclassified $207,912 to increase distributions in excess of net investment income and $207,912 to increase accumulated net realized loss and foreign currency transactions, to reflect permanent book/tax differences. The reclassification has no impact on the net assets of the Fund and presents the Fund's capital accounts on a tax basis.

   The tax character of distributions paid during the years ended August 31, 2010 and August 31, 2009 were as follows:

--------------------------------------------------------------------------------
                                                             2010           2009
--------------------------------------------------------------------------------
   Distributions paid from:
   Ordinary income                                     $5,955,727     $6,292,988
--------------------------------------------------------------------------------
     Total                                             $5,955,727     $6,292,988
================================================================================

  The following shows the components of distributable earnings on a federal income tax basis at August 31, 2010:

--------------------------------------------------------------------------------
                                                                           2010
--------------------------------------------------------------------------------
  Distributable earnings:
  Undistributed ordinary income                                     $   229,740
  Capital loss carryforward                                          (7,622,625)
  Current year post-October loss deferred                              (212,581)
  Current year dividend payable                                        (272,571)
  Unrealized depreciation                                              (495,942)
--------------------------------------------------------------------------------
    Total                                                           $(8,373,979)
================================================================================

   The difference between book-basis and tax-basis unrealized depreciation is attributable to the tax treatment of premium and amortization, the mark-to-market of foreign currency contracts, adjustments relating to catastrophe bonds and interest on defaulted bonds.


                 Pioneer Short Term Income Fund | Annual Report | 8/31/10     53

E. Fund Shares

   The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned approximately $5,546 in underwriting commissions on the sale of Class A shares for the year ended August 31, 2010.

F. Class Allocations

   Income, common expenses, and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, and Class C shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

   The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time except that net investment income dividends to Class A, Class B, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

G. Repurchase Agreements

   With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

H. Securities Lending

   The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Fund typically receives cash collateral from the borrower equal to at least the fair value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Fund's securities lending


54     Pioneer Short Term Income Fund | Annual Report | 8/31/10
   agent, manages the Fund's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Fund. The Fund also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the fair value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the fair value of the loaned securities. If the required market value of the collateral is less than the fair value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Fund prior to the close of business on that day. The Fund has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Fund is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.40% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 0.90%, 1.80%, 1.80% and 0.79% of the average daily net assets attributable to Class A, Class B, Class C and Class Y shares, respectively. These expense limitations are in effect through January 1, 2012 for Class A shares, through January 1, 2011 for Class B and Class C shares and through June 1, 2012 for Class Y shares. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the dates referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting, and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $3,196 in management fees, administrative costs and certain other reimbursements payable to PIM at August 31, 2010.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.


                 Pioneer Short Term Income Fund | Annual Report | 8/31/10     55

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the year ended August 31, 2010, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                 $40,365
Class B                                                                   3,373
Class C                                                                   3,702
Class Y                                                                     775
--------------------------------------------------------------------------------
  Total                                                                 $48,215
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $27,333 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at August 31, 2010.

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $1,581 in distribution fees payable to PFD at August 31, 2010.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 18 months of purchase (within 12 months for purchases made on or after April 1, 2009). Class B shares that are redeemed within three years of purchase are subject to a CDSC at declining rates beginning at 2.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the year ended August 31, 2010, CDSCs in the amount of $17,181 were paid to PFD.


56     Pioneer Short Term Income Fund | Annual Report | 8/31/10

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS, resulting in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended August 31, 2010, the Fund's expenses were not reduced under such arrangements.

6. Forward Foreign Currency Contracts

At August 31, 2010, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. At August 31, 2010, the Fund's gross forward currency settlement contracts receivable and payable were $384,085 and $386,147, respectively, resulting in a net payable of $2,061. The average number of contracts open during the year ended August 31, 2010 was 2,898,077. Open portfolio hedges at August 31, 2010 were as follows:

-----------------------------------------------------------------------------------------------
                           Net                                                       Net
                           Contracts to   In Exchange    Settlement                  Unrealized
Currency                   deliver        For            Date          Value         Gain
-----------------------------------------------------------------------------------------------
NOK (Norwegian Krone)      (2,425,000)    $383,946       12/31/10      $(381,443)    $ 2,503
NOK (Norwegian Krone)      (2,525,000)    $422,659        9/3/10       $(399,723)    $22,936

7. Reorganization Information

On May 8, 2009, beneficial owners of Regions Morgan Keegan Select Limited Maturity Fixed Income Fund approved a proposed Agreement and Plan of Reorganization that provided for the reorganization listed below. This tax-free reorganization was accomplished on May 15, 2009 ("Closing Date"), by exchanging the assets and stated liabilities of Regions Morgan Keegan Select Limited Maturity Fixed Income Fund for shares of Pioneer Short Term Income Fund. Shareholders holding Class A, Class C and Class I shares of Regions Morgan Keegan Select Limited Maturity Fixed Income Fund received Class A, Class A and Class Y shares, respectively, of Pioneer Short Term Income Fund in the reorganization. The following charts show the details of the reorganization as of that Closing Date:


                 Pioneer Short Term Income Fund | Annual Report | 8/31/10     57

--------------------------------------------------------------------------------------------------
                                                 Regions Morgan              Pioneer
                        Pioneer Short Term       Keegan Limited Maturity     Short Term
                        Income Fund              Fixed Income Fund           Income Fund
                        (Pre-Reorganization)     (Pre-Reorganization)        (Post-Reorganization)
--------------------------------------------------------------------------------------------------
Net Assets
Class A                 $14,463,249              $2,568,326                  $ 17,278,739*
Class B                 $ 6,457,009              $       --                  $  6,457,009
Class C                 $ 6,717,464              $  247,164                  $  6,717,464*
Class Y/I               $70,142,312              $  132,985                  $ 70,275,297
--------------------------------------------------------------------------------------------------
Total Net Assets        $97,780,034              $2,948,475                  $100,728,509
--------------------------------------------------------------------------------------------------
Shares Outstanding
Class A                   1,596,197                 340,313                     1,906,957*
Class B                     713,308                      --                       713,308
Class C                     742,845                  32,753                       742,845*
Class Y/I                 7,751,275                  17,619                     7,765,969
Shares Issued in
 Reorganization
Class A                                                                           310,760
Class Y                                                                            14,694

--------------------------------------------------------------------------------------------------
                                                 Unrealized                  Accumulated
                                                 Depreciation On             Gain On
                                                 Closing Date                Closing Date
--------------------------------------------------------------------------------------------------
Regions Morgan Keegan Select Limited Maturity
Fixed Income Fund                                $ (189,329)                 $     16,539
--------------------------------------------------------------------------------------------------

* On Closing Date, Class C shares of Regions Morgan Keegan Select Limited Maturity Fixed Income Fund were exchanged for Class A shares of Pioneer Short Term Income Fund.

8. Additional Disclosures about Derivative Instruments and Hedging Activities:

Fair values of derivative instruments as of August 31, 2010 were as follows:

----------------------------------------------------------------------------------------------
Derivatives Not
Accounted For As
Hedging Instruments
Under Accounting
Codification Standards
(ASC) 815 (formerly
FASB Statement 133)             Asset Derivatives 2010           Liabilities Derivatives 2010
----------------------------------------------------------------------------------------------
                                Balance Sheet       Fair         Balance Sheet       Fair
                                Location            Value        Location            Value
----------------------------------------------------------------------------------------------
Foreign Exchange Contracts      Receivables         $25,439      Payables            $2,061
----------------------------------------------------------------------------------------------
   Total                                            $25,439                          $2,061
----------------------------------------------------------------------------------------------


58     Pioneer Short Term Income Fund | Annual Report | 8/31/10

The effect of derivative instruments on the Statement of Operations for the year ended August 31, 2010 was as follows:

-----------------------------------------------------------------------------------------------------
Derivatives Not
Accounted For As                                                                       Change in
Hedging Instruments        Location of Gain                         Realized Gain      Unrealized
Under Accounting           or (Loss) On                             or (Loss)          Gain or (Loss)
Codification Standards     Derivatives                              on Derivatives     on Derivatives
(ASC) 815 (formerly        Recognized                               Recognized         Recognized
FASB Statement 133)        in Income                                in Income          in Income
-----------------------------------------------------------------------------------------------------
Foreign Exchange           Net realized loss on forward foreign     $(21,760)
Contracts                  currency contracts and other assets
                           and liabilities denominated in
                           foreign currencies

Foreign Exchange           Change in unrealized gain (loss) on                         $36,009
Contracts                  forward foreign currency contracts
                           and other assets and liabilities
                           denominated in foreign currencies

9. Subsequent Events

In preparing these financial statements, PIM has evaluated the impact of all events and transactions for potential recognition or disclosure and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.


                 Pioneer Short Term Income Fund | Annual Report | 8/31/10     59

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
Pioneer Short Term Income Fund:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of Pioneer Short Term Income Fund (the Fund), including the schedule of investments, as of August 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2010, by correspondence with the custodian, brokers and agent banks or by other appropriate auditing procedures where replies from brokers and agent banks were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Short Term Income Fund at August 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
October 26, 2010


60     Pioneer Short Term Income Fund | Annual Report | 8/31/10

ADDITIONAL INFORMATION (unaudited)

The percentages of the Fund's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income and qualified short term gains were 90.83% and 0.0%, respectively.


                 Pioneer Short Term Income Fund | Annual Report | 8/31/10     61

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 58 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.


62     Pioneer Short Term Income Fund | Annual Report | 8/31/10

Interested Trustees

--------------------------------------------------------------------------------
                            Position Held            Length of Service
Name and Age                with the Fund            and Term of Office
--------------------------------------------------------------------------------
John F. Cogan, Jr. (84)*    Chairman of the Board,   Trustee since 2004.
                            Trustee and President    Serves until a successor
                                                     trustee is elected or ear-
                                                     lier retirement or removal.
--------------------------------------------------------------------------------
Daniel K. Kingsbury (52)*   Trustee and Executive    Trustee since 2008.
                            Vice President           Serves until a successor
                                                     trustee is elected or ear-
                                                     lier retirement or removal.
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                                                                    Other Directorships
Name and Age                Principal Occupation(s)                                                 Held by Trustee
-------------------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr. (84)*    Non-Executive Chairman and a Director of Pioneer Investment Man-        None
                            agement USA Inc. ("PIM-USA"); Chairman and a Director of Pioneer;
                            Chairman and Director of Pioneer Institutional Asset Management,
                            Inc. (since 2006); Director of Pioneer Alternative Investment Manage-
                            ment Limited (Dublin); President and a Director of Pioneer Alternative
                            Investment Management (Bermuda) Limited and affiliated funds;
                            Deputy Chairman and a Director of Pioneer Global Asset Management
                            S.p.A. ("PGAM") (until April 2010); Director of PIOGLOBAL Real
                            Estate Investment Fund (Russia) (until June 2006); Director of
                            Nano-C, Inc. (since 2003); Director of Cole Management Inc. (since
                            2004); Director of Fiduciary Counseling, Inc.; President and Director
                            of Pioneer Funds Distributor, Inc. ("PFD") (until May 2006); President of all of the Pioneer Funds; and Of Counsel, Wilmer Cutler Pickering
                            Hale and Dorr LLP
-------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (52)*   Director, CEO and President of PIM-USA (since February 2007);           None
                            Director and President of Pioneer and Pioneer Institutional Asset
                            Management, Inc. (since February 2007); Executive Vice President of all of the Pioneer Funds (since March 2007); Director of PGAM
                            (2007-2010); Head of New Europe Division, PGAM (2000-2005);
                            Head of New Markets Division, PGAM (2005-2007)
-------------------------------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.


                  Pioneer Short Term Income Fund | Annual Report | 8/31/10    63

Independent Trustees

-------------------------------------------------------------------
                     Position Held    Length of Service
Name and Age         with the Fund    and Term of Office
-------------------------------------------------------------------
David R. Bock (66)   Trustee          Trustee since 2005.
                                      Serves until a successor
                                      trustee is elected or ear-
                                      lier retirement or removal.
-------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Other Directorships
Name and Age        Principal Occupation(s)                                                      Held by Trustee
----------------------------------------------------------------------------------------------------------------------------------
David R. Bock (66)  Interim Chief Executive Officer, Oxford Analytica, Inc. (privately-held      Director of Enterprise Commu-
                    research and consulting company) (2010 - present); Managing Part-            nity Investment, Inc. (privately-
                    ner, Federal City Capital Advisors (corporate advisory services com-         held affordable housing finance
                    pany) (1997-2004 and 2008-present); Executive Vice President and             company) (1985 - present);
                    Chief Financial Officer, I-trax, Inc. (publicly traded health care services  Director of Oxford Analytica,
                    company) (2004-2007); Executive Vice President and Chief Financial           Inc. (2008 - present); Director
                    Officer, Pedestal Inc. (internet-based mortgage trading company)             of New York Mortgage Trust
                    (2000-2002)                                                                  (publicly-traded mortgage REIT)
                                                                                                 (2004-2009)
----------------------------------------------------------------------------------------------------------------------------------


64    Pioneer Short Term Income Fund | Annual Report | 8/31/10

------------------------------------------------------------------
                    Position Held    Length of Service
Name and Age        with the Fund    and Term of Office
------------------------------------------------------------------
Mary K. Bush (62)   Trustee          Trustee since 2004.
                                     Serves until a successor
                                     trustee is elected or ear-
                                     lier retirement or removal.
------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Other Directorships
Name and Age        Principal Occupation(s)                                                      Held by Trustee
----------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (62)   President, Bush International, LLC (international financial advisory         Director of Marriott Interna-
                    firm) (1991 - present); Managing Director, Federal Housing Finance           tional, Inc. (2008 - present);
                    Board (oversight of Federal Home Loan Bank system) (1989 - 1991);            Director of Discover Financial
                    Vice President and Head of International Finance, Federal National           Services (credit card issuer and
                    Mortgage Association (1988 - 1989); U.S. Alternate Executive Direc-          electronic payment services)
                    tor, International Monetary Fund (1984 - 1988); Executive Assistant          (2007 - present); Former Direc-
                    to Deputy Secretary of the U.S. Treasury, U.S. Treasury Department           tor of Briggs & Stratton Co.
                    (1982 - 1984); Vice President and Team Leader in Corporate Bank-             (engine manufacturer)
                    ing, Bankers Trust Co. (1976 - 1982)                                         (2004 - 2009); Director of UAL
                                                                                                 Corporation (airline holding
                                                                                                 company) (2006 - present);
                                                                                                 Director of ManTech Interna-
                                                                                                 tional Corporation (national
                                                                                                 security, defense, and intelli-
                                                                                                 gence technology firm)
                                                                                                 (2006 - present); Member,
                                                                                                 Board of Governors, Investment
                                                                                                 Company Institute
                                                                                                 (2007 - present); Former Direc-
                                                                                                 tor of Brady Corporation
                                                                                                 (2000 - 2007); Former Director
                                                                                                 of Mortgage Guaranty Insurance
                                                                                                 Corporation (1991 - 2006);
                                                                                                 Former Director of Millennium
                                                                                                 Chemicals, Inc. (commodity
                                                                                                 chemicals) (2002 - 2005);
                                                                                                 Former Director, R.J. Reynolds
                                                                                                 Tobacco Holdings, Inc.
                                                                                                 (tobacco) (1999 - 2005);
                                                                                                 Former Director of Texaco, Inc.
                                                                                                 (1997 - 2001)
----------------------------------------------------------------------------------------------------------------------------------

                    Pioneer Short Term Income Fund | Annual Report | 8/31/10
65

-------------------------------------------------------------------------
                            Position Held   Length of Service
Name and Age                with the Fund   and Term of Office
-------------------------------------------------------------------------
Benjamin M. Friedman (65)   Trustee         Trustee since 2008.
                                            Serves until a successor
                                            trustee is elected or ear-
                                            lier retirement or removal.
-------------------------------------------------------------------------
Margaret B.W. Graham (63)   Trustee         Trustee since 2004.
                                            Serves until a successor
                                            trustee is elected or ear-
                                            lier retirement or removal.
-------------------------------------------------------------------------
Thomas J. Perna (59)        Trustee         Trustee since 2006.
                                            Serves until a successor
                                            trustee is elected or ear-
                                            lier retirement or removal.
-------------------------------------------------------------------------
Marguerite A. Piret (62)    Trustee         Trustee since 2004.
                                            Serves until a successor
                                            trustee is elected or ear-
                                            lier retirement or removal.
-------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Other Directorships
Name and Age               Principal Occupation(s)                                                Held by Trustee
-----------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (65)  William Joseph Maier Professor of Political Economy, Harvard Univer-   Trustee, Mellon Institutional
                           sity (1972 - present)                                                  Funds Investment Trust and
                                                                                                  Mellon Institutional Funds Mas-
                                                                                                  ter Portfolio (oversaw 17 portfo-
                                                                                                  lios in fund complex)
                                                                                                  (1989 - 2008)
-----------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (63)  Founding Director, Vice-President and Corporate Secretary, The         None
                           Winthrop Group, Inc. (consulting firm) (1982 - present); Desautels
                           Faculty of Management, McGill University (1999 - present); and Man-
                           ager of Research Operations and Organizational Learning, Xerox
                           PARC, Xerox's Advance Research Center (1990 - 1994)
-----------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (59)       Chairman and Chief Executive Officer, Quadriserv, Inc. (technology     Director, Broadridge Financial
                           products for securities lending industry) (2008 - present); Private    Solutions, Inc. (investor com-
                           investor (2004 - 2008); and Senior Executive Vice President, The       munications and securities
                           Bank of New York (financial and securities services) (1986 - 2004)     processing provider for financial
                                                                                                  services industry)
                                                                                                  (2009 - present); Director,
                                                                                                  Quadriserv, Inc.
                                                                                                  (2005 - present)
-----------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (62)   President and Chief Executive Officer, Newbury, Piret & Company, Inc.  Director of New America High
                           (investment banking firm) (1981 - present)                             Income Fund, Inc. (closed-end
                                                                                                  investment company)
                                                                                                  (2004 - present); Member,
                                                                                                  Board of Governors, Investment
                                                                                                  Company Institute
                                                                                                  (2000 - 2006)
-----------------------------------------------------------------------------------------------------------------------------------


66    Pioneer Short Term Income Fund | Annual Report | 8/31/10

Fund Officers

--------------------------------------------------------------------------------
                             Position Held         Length of Service
Name and Age                 with the Fund         and Term of Office
--------------------------------------------------------------------------------
Christopher J. Kelley (45)   Secretary             Since 2010. Serves at the
                                                   discretion of the Board.
--------------------------------------------------------------------------------
Carol B. Hannigan (49)       Assistant Secretary   Since 2010. Serves at the
                                                   discretion of the Board.
--------------------------------------------------------------------------------
Thomas Reyes (47)            Assistant Secretary   Since 2010. Serves at the
                                                   discretion of the Board.
--------------------------------------------------------------------------------
Mark E. Bradley (50)         Treasurer             Since 2008. Serves at the
                                                   discretion of the Board.
--------------------------------------------------------------------------------
Luis I. Presutti (45)        Assistant Treasurer   Since 2004. Serves at the
                                                   discretion of the Board.
--------------------------------------------------------------------------------
Gary Sullivan (52)           Assistant Treasurer   Since 2004. Serves at the
                                                   discretion of the Board.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                                                                     Other Directorships
Name and Age                 Principal Occupation(s)                                                 Held by Officer
--------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (45)   Vice President and Associate General Counsel of Pioneer since Janu-     None
                             ary 2008 and Secretary of all of the Pioneer Funds since June 2010;
                             Assistant Secretary of all of the Pioneer Funds from September 2003 to May 2010; Vice President and Senior Counsel of Pioneer from July
                             2002 to December 2007
--------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (49)       Fund Governance Director of Pioneer since December 2006 and             None
                             Assistant Secretary of all the Pioneer Funds since June 2010; Man-
                             ager -- Fund Governance of Pioneer from December 2003 to Novem-
                             ber 2006; Senior Paralegal of Pioneer from January 2000 to Novem-
                             ber 2003
--------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (47)            Counsel of Pioneer since June 2007 and Assistant Secretary of all the   None
                             Pioneer Funds since June 2010; Vice President and Counsel at State
                             Street Bank from October 2004 to June 2007
--------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (50)         Vice President -- Fund Accounting, Administration and Controllership    None
                             Services of Pioneer; and Treasurer of all of the Pioneer Funds since
                             March 2008; Deputy Treasurer of Pioneer from March 2004 to
                             February 2008; Assistant Treasurer of all of the Pioneer Funds from
                             March 2004 to February 2008; and Treasurer and Senior Vice Presi-
                             dent, CDC IXIS Asset Management Services from 2002 to 2003
--------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (45)        Assistant Vice President -- Fund Accounting, Administration and Con-    None
                             trollership Services of Pioneer; and Assistant Treasurer of all of the
                             Pioneer Funds
--------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (52)           Fund Accounting Manager -- Fund Accounting, Administration and          None
                             Controllership Services of Pioneer; and Assistant Treasurer of all of
                             the Pioneer Funds
--------------------------------------------------------------------------------------------------------------------------

                    Pioneer Short Term Income Fund | Annual Report | 8/31/10
67

--------------------------------------------------------------------------------
                        Position Held              Length of Service
Name and Age            with the Fund              and Term of Office
--------------------------------------------------------------------------------
David F. Johnson (30)   Assistant Treasurer        Since 2009. Serves at the
                                                   discretion of the Board.
--------------------------------------------------------------------------------
Jean M. Bradley (57)    Chief Compliance Officer   Since 2010. Serves at the
                                                   discretion of the Board.
--------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------
                                                                                                 Other Directorships
Name and Age            Principal Occupation(s)                                                  Held by Officer
-----------------------------------------------------------------------------------------------------------------------
David F. Johnson (30)   Fund Administration Manager -- Fund Accounting, Administration and       None
                        Controllership Services since November 2008 and Assistant Treasurer of all of the Pioneer Funds since January 2009; Client Service Man-
                        ager -- Institutional Investor Services at State Street Bank from March
                        2003 to March 2007
-----------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (57)    Chief Compliance Officer of Pioneer and of all the Pioneer Funds         None
                        since March 2010; Director of Adviser and Portfolio Compliance at
                        Pioneer since October 2005; Senior Compliance Officer for Columbia
                        Management Advisers, Inc. from October 2003 to October 2005
-----------------------------------------------------------------------------------------------------------------------


68    Pioneer Short Term Income Fund | Annual Report | 8/31/10

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site:                                   www.pioneerinvestments.com



This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
pioneerinvestments.com


Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2010 Pioneer Investments 19427-04-1010




ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

$38,686 in 2010 and $37,000 in 2009.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

$8,290 and $8,290 in 2010 and 2009, respectively.


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

$8,290 in 2010 and $8,290 in 2009.

(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Short Term Income Fund


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date October 29, 2010


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date October 29, 2010


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer

Date October 29, 2010

* Print the name and title of each signing officer under his or her signature.